--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $692,922,000
                                 (APPROXIMATELY)

                         IXIS REAL ESTATE CAPITAL TRUST
                                 SERIES 2005-HE1
                                     ISSUER

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                         IXIS REAL ESTATE CAPITAL INC. *
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICER

                       MORTGAGE PASS-THROUGH CERTIFICATES

               *FORMERLY REFERRED TO AS CDC MORTGAGE CAPITAL INC.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any prospectus or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such prospectus or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley nor any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of securities, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          $692,922,000 (APPROXIMATELY)

                 IXIS REAL ESTATE CAPITAL TRUST, SERIES 2005-HE1

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                          IXIS REAL ESTATE CAPITAL INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

-------------------------------------------------------------------------------------------
                                                                              MODIFIED
                                        EXPECTED RATINGS      AVG LIFE        DURATION
OFFERED                                 (FITCH/MOODY'S/       TO CALL/        TO CALL /
CLASSES   DESCRIPTION      BALANCE $          S&P)            MTY(1)(2)      MTY(1)(2)(3)
-------------------------------------------------------------------------------------------

  A-1      FLT / PT      200,000,000    AAA / Aaa / AAA      2.37 / 2.58     2.23 / 2.40
-------------------------------------------------------------------------------------------
  A-2      FLT / SEQ     157,000,000    AAA / Aaa / AAA      0.69 / 0.69     0.68 / 0.68
-------------------------------------------------------------------------------------------
  A-3      FLT / SEQ     176,425,000    AAA / Aaa / AAA      2.89 / 2.89     2.75 / 2.75
-------------------------------------------------------------------------------------------
  A-4      FLT / SEQ      37,050,000    AAA / Aaa / AAA      6.99 / 9.11     6.32 / 7.93
-------------------------------------------------------------------------------------------
  M-1      FLT / MEZ      28,311,000    AA+ / Aa1 / AA+      4.92 / 5.44     4.54 / 4.94
-------------------------------------------------------------------------------------------
  M-2      FLT / MEZ      22,649,000     AA / Aa2 / AA       4.87 / 5.36     4.49 / 4.87
-------------------------------------------------------------------------------------------
  M-3      FLT / MEZ      13,802,000     AA / Aa3 / AA-      4.84 / 5.31     4.46 / 4.82
-------------------------------------------------------------------------------------------
  M-4      FLT / MEZ      13,094,000     AA- / A1 / A+       4.81 / 5.26     4.41 / 4.75
-------------------------------------------------------------------------------------------
  M-5      FLT / MEZ      11,678,000      A+ / A2 / A        4.80 / 5.21     4.40 / 4.71
-------------------------------------------------------------------------------------------
  M-6      FLT / MEZ      10,263,000      A / A3 / A-        4.79 / 5.15     4.38 / 4.65
-------------------------------------------------------------------------------------------
  B-1      FLT / MEZ       9,555,000    A- / Baa1 / BBB+     4.79 / 5.07     4.32 / 4.53
-------------------------------------------------------------------------------------------
  B-2      FLT / MEZ       7,786,000    BBB / Baa2 / BBB     4.77 / 4.93     4.28 / 4.41
-------------------------------------------------------------------------------------------
  B-3      FLT / MEZ       5,309,000    BBB / Baa3 / BBB-    4.74 / 4.76     4.17 / 4.18
-------------------------------------------------------------------------------------------
  B-4      FLT / MEZ       7,078,000    BB+ / Ba1 / BB+           ***Not Offered***
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                                               INITIAL                      FINAL
OFFERED          PAYMENT WINDOW TO          SUBORDINATION                   LEGAL
CLASSES           CALL / MTY(1)(2)              LEVEL        BENCHMARK     MATURITY
-----------------------------------------------------------------------------------

  A-1      03/05 - 03/12 / 03/05 - 11/20       19.40%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  A-2      03/05 - 07/06 / 03/05 - 07/06       19.40%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  A-3      07/06 - 05/11 / 07/06 - 05/11       19.40%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  A-4      05/11 - 03/12 / 05/11 - 11/20       19.40%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  M-1      08/08 - 03/12 / 08/08 - 05/18       15.40%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  M-2      06/08 - 03/12 / 06/08 - 09/17       12.20%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  M-3      06/08 - 03/12 / 06/08 - 12/16       10.25%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  M-4      05/08 - 03/12 / 05/08 - 06/16        8.40%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  M-5      04/08 - 03/12 / 04/08 - 11/15        6.75%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  M-6      04/08 - 03/12 / 04/08 - 03/15        5.30%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  B-1      03/08 - 03/12 / 03/08 - 07/14        3.95%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  B-2      03/08 - 03/12 / 03/08 - 08/13        2.85%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  B-3      03/08 - 03/12 / 03/08 - 08/12        2.10%        1 M LIBOR      06/2035
-----------------------------------------------------------------------------------
  B-4            ***Not Offered***              1.10%           ***Not Offered***
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Notes:    (1)  Certificates are priced to the 10% optional clean-up call.
-----
          (2)  Based on the pricing prepayment speed. See details below.

          (3)  Assume pricing at par.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

ISSUER:                           IXIS Real Estate Capital Trust 2005-HE1

DEPOSITOR:                        Morgan Stanley ABS Capital I Inc.

SELLER:                           IXIS Real Estate Capital Inc. (formerly
                                  referred to as CDC Mortgage Capital Inc.)

ORIGINAL LOAN SELLERS:            Accredited Home Lenders, Inc.
                                  Aegis Mortgage Corporation
                                  Allstate Home Loans, Inc.
                                  BNC Mortgage, Inc.
                                  Chapel Mortgage Corporation
                                  Encore Credit Corp.
                                  First Bank Mortgage
                                  Fremont Investment & Loan, Inc.
                                  Homeowners Loan Corp.
                                  Home Loan Corp.
                                  Impac Funding Corporation (and its affiliate,
                                    Novelle Financial Services, Inc.)
                                  Lenders Direct Capital Corporation
                                  Master Financial, Inc.
                                  NC Capital Corporation
                                  People's Choice Home Loan, Inc.
                                  Platinum Capital Group
                                  ResMAE Mortgage Corporation

SERVICER:                         Countrywide Home Loans Servicing LP

TRUSTEE:                          Deutsche Bank National Trust Company

MANAGERS:                         Morgan Stanley (lead manager); Banc of America
                                  Securities LLC, Countrywide Securities
                                  Corporation, IXIS Securities (co-managers)

RATING AGENCIES:                  Fitch Inc., Moody's Investors Service Inc. and
                                  Standard & Poor's Ratings Services

CLASS A CERTIFICATES:             Class A-1, A-2, A-3 and A-4 Certificates

CLASS A SEQUENTIAL CERTIFICATES:  Class A-2, A-3 and A-4 Certificates

CLASS M CERTIFICATES:             Class M-1, M-2, M-3, M-4, M-5 and M-6
                                  Certificates

CLASS B CERTIFICATES:             Class B-1, B-2, B-3 and B-4 Certificates

OFFERED CERTIFICATES:             Class A, M, B-1, B-2 and B-3 Certificates

EXPECTED PRICING DATE:            On or about January 28, 2005

EXPECTED CLOSING DATE:            February 24, 2005 through DTC, Euroclear and
                                  Clearstream, Luxembourg. The Offered
                                  Certificates and the Class B-4 Certificates
                                  will be settled without accrued interest.

DISTRIBUTION DATES:               The 25th of each month, or if such day is not
                                  a business day, on the next business day,
                                  beginning March 25, 2005.

CUT-OFF DATE:                     February 1, 2005, for any Mortgage Loan in the
                                  mortgage pool transferred to the Trust on the
                                  Closing Date. For any Mortgage Loan
                                  subsequently transferred to the Trust during
                                  the Pre-Funding Period (as described below),
                                  the first day of the month in which such loan
                                  was transferred to the Trust.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 4

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

DUE PERIOD FOR MORTGAGE LOANS:    For any Distribution Date, the period
                                  commencing on the second day of the calendar
                                  month preceding the calendar month in which
                                  such Distribution Date occurs and ending on
                                  the first day of the calendar month in which
                                  such Distribution Date occurs.

PREPAYMENT PERIOD:                With respect to any Distribution Date, the
                                  period commencing on the 16th day of the month
                                  prior to the month in which the related
                                  Distribution Date occurs (or, on the Cut-off
                                  Date, in connection with the first Prepayment
                                  Period) and ending on the 15th day of the
                                  month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR THE   The interest accrual period for the Offered
OFFERED CERTIFICATES AND THE      Certificates and the B-4 Certificates with
CLASS B-4 CERTIFICATES:           respect to any Distribution Date will be the
                                  period beginning with the immediately
                                  preceding Distribution Date (or, in the case
                                  of the first Distribution Date, the Closing
                                  Date) and ending on the day prior to the
                                  current Distribution Date (on an actual/360
                                  day count basis).

MORTGAGE LOANS:                   The Trust will consist of approximately
                                  $707,785,642 of fixed and adjustable rate,
                                  sub-prime, first-lien, and second-lien
                                  residential mortgage loans. The information on
                                  the Mortgage Loans described herein is based
                                  on the Cut-Off Date pool of approximately
                                  $584,523,723. It is expected that up to
                                  approximately $123.3 million of Mortgage Loans
                                  may be purchased by the trust for a period of
                                  up to 3 months after the closing date (the
                                  "Pre-Funding Period").

PREFUNDING:                       On the Closing Date, approximately
                                  $123,261,919 from the sale of the Offered
                                  Certificates and the Class B-4 Certificates
                                  (the "Pre-Funded Amount") will be deposited
                                  with the Trustee into an account (the
                                  "Pre-Funding Account") and be used by the
                                  Trust to purchase additional Mortgage Loans
                                  during the Pre-Funding Period for the Mortgage
                                  Loan Pool.

PRICING PREPAYMENT SPEED:         o Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 4% CPR in month 1 and increasing
                                  to 23% CPR in month 16 (19%/15 CPR increase
                                  for each month), and remaining at 23% CPR
                                  thereafter.

                                  o Adjustable Rate Mortgage Loans: CPR of 28%.

CREDIT ENHANCEMENT:               The Offered Certificates and Class B-4
                                  Certificates are credit enhanced by:

                                  1)   Net monthly excess cashflow from the
                                       Mortgage Loans;

                                  2)   1.10% overcollateralization (funded
                                       upfront) based on the sum of the
                                       aggregate principal balance as of the
                                       Cut-Off Date of the Mortgage Loans
                                       acquired by the Trust on the Closing Date
                                       and the Pre-Funded Amount. After the
                                       Step-down Date, so long as a Trigger
                                       Event is not in effect, the required
                                       overcollateralization will equal 2.20% of
                                       the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       applicable Due Period, subject to a 0.50%
                                       floor, based on the sum of the aggregate
                                       principal balance as of the Cut-Off Date
                                       of the Mortgage Loans acquired by the
                                       Trust on the Closing Date and the
                                       Pre-Funded Amount; and

                                  3)   Subordination of distributions on the
                                       more subordinate classes of certificates
                                       to the required distributions on the more
                                       senior classes of certificates.

SENIOR ENHANCEMENT PERCENTAGE:    For any Distribution Date, the percentage
                                  obtained by dividing (x) the aggregate
                                  Certificate Principal Balance of the
                                  subordinate certificates (including any
                                  overcollateralization and taking into account
                                  the distributions of the Principal
                                  Distribution Amount for such Distribution
                                  Date) by (y) the aggregate principal balance
                                  of the Mortgage Loans as of the last day of
                                  the related Due Period.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 5

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

STEP-DOWN DATE:                   The later to occur of:

                                  (x)  The earlier of:

                                       (a)  The Distribution Date occurring in
                                            March 2008; and

                                       (b)  The Distribution Date on which the
                                            aggregate balance of the Class A
                                            Certificates is reduced to zero; and

                                  (y)  the first Distribution Date on which the
                                       Senior Enhancement Percentage (calculated
                                       for this purpose only after taking into
                                       account scheduled and unscheduled
                                       payments of principal on the Mortgage
                                       Loans on the last day of the related Due
                                       Period but prior to any applications of
                                       Principal Distribution to the Offered
                                       Certificates and the Class B-4
                                       Certificates on the applicable
                                       Distribution Date) is greater than or
                                       equal to approximately 38.80%.

TRIGGER EVENT:                    A Delinquency Trigger Event is in effect on
                                  any Distribution Date if the quotient
                                  (expressed as a percentage) of (x) the three
                                  month rolling daily average of 60+ day
                                  Delinquent Loans as of the last day of the Due
                                  Period, over (y) the aggregate principal
                                  balance of the Mortgage Loans equals or
                                  exceeds [41.00]% of the prior period's Senior
                                  Enhancement Percentage.

                                  A Loss Trigger Event is in effect if the
                                  aggregate amount of realized losses incurred
                                  since the Cut-Off Date through the last day of
                                  the related Prepayment Period divided by the
                                  sum of the aggregate principal balance as of
                                  the Cut-Off Date of the Mortgage Loans
                                  acquired by the Trust on the Closing Date and
                                  the Pre-Funded Amount exceeds the applicable
                                  percentages described below with respect to
                                  such Distribution Date:

                                  Distribution Date Occurring In Loss Percentage
                                  ------------------------------ ---------------

                                  March 2005 to February 2008        N/A
                                  March 2008 to February 2009        3.00%
                                  March 2009 to February 2010        4.75%
                                  March 2010 to February 2011        6.00%
                                  March 2011 to February 2012        6.50%
                                  March 2012 and Thereafter          6.75%

INITIAL SUBORDINATION             Class A:          19.40%
PERCENTAGE (INCLUDES PREFUNDED    Class M-1:        15.40%
AMOUNTS):                         Class M-2:        12.20%
                                  Class M-3:        10.25%
                                  Class M-4:         8.40%
                                  Class M-5:         6.75%
                                  Class M-6:         5.30%
                                  Class B-1:         3.95%
                                  Class B-2:         2.85%
                                  Class B-3:         2.10%
                                  Class B-4:         1.10%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 6

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

OPTIONAL CLEAN-UP CALL:           If the Class X certificates are 100% owned,
                                  directly or indirectly, by IXIS Real Estate
                                  Capital Inc. or any of its affiliates, the
                                  servicer may exercise a clean-up call when the
                                  current aggregate principal balance of the
                                  Mortgage Loans is less than or equal to 10% of
                                  the sum of the aggregate principal balance as
                                  of the Cut-Off Date of the Mortgage Loans
                                  acquired by the Trust on the Closing Date and
                                  the Pre-Funded Amount.

                                  If the Class X certificates are not 100%
                                  owned, directly or indirectly, by IXIS Real
                                  Estate Capital Inc. or any of its affiliates,
                                  then the majority owner of the Class X
                                  certificates may exercise a clean-up call when
                                  the current aggregate principal balance of the
                                  Mortgage Loans is less than or equal to 10% of
                                  the sum of the aggregate principal balance as
                                  of the Cut-Off Date of the Mortgage Loans
                                  acquired by the Trust on the Closing Date and
                                  the Pre-Funded Amount, provided, however, that
                                  IXIS Real Estate Capital Inc. or any of its
                                  affiliates, may only participate in the
                                  exercise of the clean-up call by the majority
                                  owners of the Class X certificates if IXIS
                                  Real Estate Capital Inc. or any of its
                                  affiliates, is not the majority owner of the
                                  Class X Certificates, either directly or
                                  indirectly

STEP-UP COUPONS:                  For the Offered Certificates and the Class B-4
                                  Certificates, the coupon will increase after
                                  the Optional Clean-up Call Date, should the
                                  call not be exercised. The applicable coupon
                                  for the Class A Certificates will increase by
                                  2 times its initial margin and the coupons for
                                  the Class M and Class B Certificates will each
                                  increase by 1.5 times their respective initial
                                  margins.

CLASS A-1 PASS-THROUGH RATE:      The Class A-1 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS A-2 PASS-THROUGH RATE:      The Class A-2 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS A-3 PASS-THROUGH RATE:      The Class A-3 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS A-4 PASS-THROUGH RATE:      The Class A-4 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS M-1 PASS-THROUGH RATE:      The Class M-1 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:      The Class M-2 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:      The Class M-3 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS M-4 PASS-THROUGH RATE:      The Class M-4 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS M-5 PASS-THROUGH RATE:      The Class M-5 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 7

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MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS M-6 PASS-THROUGH RATE:      The Class M-6 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:      The Class B-1 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:      The Class B-2 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-3 PASS-THROUGH RATE:      The Class B-3 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-4 PASS-THROUGH RATE:      The Class B-4 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

NET WAC CAP:                      As to any Distribution Date, a per annum rate
                                  (on an actual/360 basis) equal to the weighted
                                  average gross rate of the Mortgage Loans in
                                  effect on the beginning of the related Due
                                  Period less the servicing and trustee fees.

INTEREST DISTRIBUTIONS ON         On each Distribution Date and after payment of
OFFERED CERTIFICATES AND THE      fees and reimbursements to the Servicer and
CLASS B-4 CERTIFICATES:           the Trustee, interest distributions from the
                                  Interest Remittance Amount will be allocated
                                  as follows:

                                  (i) payable from the remaining Interest
                                  Remittance Amount , on a pro rata basis, to
                                  the Class A Certificates;

                                  (ii) payable from the remaining Interest
                                  Remittance Amount, to the Class M-1
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (iii) payable from the remaining Interest
                                  Remittance Amount, to the Class M-2
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (iv) payable from the remaining Interest
                                  Remittance Amount, to the Class M-3
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (v) payable from the remaining Interest
                                  Remittance Amount, to the Class M-4
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (vi) payable from the remaining Interest
                                  Remittance Amount, to the Class M-5
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (vii) payable from the remaining Interest
                                  Remittance Amount, to the Class M-6
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (viii) payable from the remaining Interest
                                  Remittance Amount, to the Class B-1
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (ix) payable from the remaining Interest
                                  Remittance Amount, to the Class B-2
                                  Certificates, its Accrued Certificate
                                  Interest;

                                  (x) payable from the remaining Interest
                                  Remittance Amount, to the Class B-3
                                  Certificates, its Accrued Certificate
                                  Interest; and

                                  (xi) payable from the remaining Interest
                                  Remittance Amount, to the Class B-4
                                  Certificates, its Accrued Certificate
                                  Interest.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 8

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

PRINCIPAL DISTRIBUTIONS ON        On each Distribution Date (a) prior to the
OFFERED CERTIFICATES AND          Stepdown Date or (b) on which a Trigger Event
CLASS B-4 CERTIFICATES:           is in effect, principal distributions from the
                                  Principal Distribution Amount will be
                                  allocated as follows:

                                  (i)     to the Class A Certificates, allocated
                                          between the Class A Certificates as
                                          described below, until the Certificate
                                          Principal Balances thereof have been
                                          reduced to zero;

                                  (ii)    to the Class M-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (iii)   to the Class M-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (iv)    to the Class M-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (v)     to the Class M-4 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (vi)    to the Class M-5 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (vii)   to the Class M-6 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (viii)  to the Class B-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (ix)    to the Class B-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (x)     to the Class B-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                  (xi)    to the Class B-4 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.

                                  On each Distribution Date (a) on or after the
                                  Stepdown Date and (b) on which a Trigger Event
                                  is not in effect, the principal distributions
                                  from the Principal Distribution Amount will be
                                  allocated as follows:

                                  (i)     to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;

                                  (ii)    to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (iii)   to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (iv)    to the Class M-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (v)     to the Class M-4 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-4
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (vi)    to the Class M-5 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-5
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (vii)   to the Class M-6 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-6
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (viii)  to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 9

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

                                          the Class B-1 Principal Distribution
                                          Amount, until the Certificate
                                          Principal Balance thereof has been
                                          reduced to zero;

                                  (ix)    to the Class B-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                  (x)     to the Class B-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                  (xi)    to the Class B-4 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-4
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.

CLASS A PRINCIPAL ALLOCATION:     All principal distributions to the Class A
                                  Certificates on any Distribution Date will be
                                  allocated between the Class A-1 and Class A
                                  Sequential Certificates on a pro rata basis.
                                  Any principal distributions allocated to the
                                  Class A Sequential Certificates are required
                                  to be distributed first to the Class A-2
                                  Certificates, until their Class Certificate
                                  Balance has been reduced to zero, then to the
                                  Class A-3 Certificates, until their Class
                                  Certificate Balance has been reduced to zero,
                                  and then to the Class A-4 Certificates, until
                                  their Class Certificate Balance has been
                                  reduced to zero.

                                  Notwithstanding the above, in the event that
                                  all subordinate classes, including the Class X
                                  certificates, have been reduced to zero,
                                  principal distributions to the Class A
                                  Sequential Certificates will be distributed
                                  pro rata between the Class A-2, Class A-3 and
                                  Class A-4 Certificates.

CLASS A CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 26 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust
                                  for the benefit of the Class A Certificates.

                                  For its duration, the Class A Certificates
                                  Interest Rate Cap pays the Trust the product
                                  of (i) the difference between the then current
                                  1-month LIBOR rate (not to exceed the cap
                                  ceiling) and the cap strike (on an actual/360
                                  day count basis) and (ii) the Class A
                                  Certificates Interest Rate Cap Notional
                                  Balance ("the Class A Certificates Interest
                                  Rate Cap Payment") as described on the
                                  schedule herein.

CLASS A CERTIFICATES INTEREST     The Class A Certificates Interest Rate Cap
RATE CAP PAYMENT ALLOCATION:      Payment shall be available to pay any Basis
                                  Risk Carry Forward Amount due to the Class A
                                  Certificates on a pro rata basis.

CLASS M CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 26 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust
                                  for the benefit of the Class M Certificates.

                                  For its duration, the Class M Certificates
                                  Interest Rate Cap pays the Trust the product
                                  of (i) the excess if any of the then current
                                  1-month LIBOR rate (not to exceed the cap
                                  ceiling) over the cap strike (on an actual/360
                                  day count basis) and (ii) the Class M
                                  Certificates Interest Rate Cap Notional
                                  Balance ("the Class M Certificates Interest
                                  Rate Cap Payment") as described on the
                                  schedule herein.

CLASS M CERTIFICATES INTEREST     The Class M Certificates Interest Rate Cap
RATE CAP PAYMENT ALLOCATION:      Payment shall be available to pay any Basis
                                  Risk Carry Forward Amount due to the Class
                                  M-1, Class M-2, Class M-3, Class M-4, Class
                                  M-5 and Class M-6 Certificates on a pro rata
                                  basis.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 10

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS B CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 26 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust
                                  for the benefit of the Class B Certificates.

                                  For its duration, the Class B Certificates
                                  Interest Rate Cap pays the Trust the product
                                  of (i) the excess if any of the then current
                                  1-month LIBOR rate (not to exceed the cap
                                  ceiling) over the cap strike (on an actual/360
                                  day count basis) and (ii) the Class B
                                  Certificates Interest Rate Cap Notional
                                  Balance ("the Class B Certificates Interest
                                  Rate Cap Payment") as described on the
                                  schedule herein.

CLASS B CERTIFICATES INTEREST     The Class B Certificates Interest Rate Cap
RATE CAP PAYMENT ALLOCATION:      Payment shall be available to pay any Basis
                                  Risk Carry Forward Amount due to the Class
                                  B-1, Class B-2, Class B-3 and Class B-4
                                  Certificates on a pro rata basis.

ALLOCATION OF NET MONTHLY         For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                  Excess Cashflow shall be paid as follows:

                                  (i)     to the Class M-1 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (ii)    to the Class M-1 Certificates, their
                                          realized loss amount reimbursement;

                                  (iii)   to the Class M-2 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (iv)    to the Class M-2 Certificates, their
                                          realized loss amount reimbursement;

                                  (v)     to the Class M-3 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (vi)    to the Class M-3 Certificates, their
                                          realized loss amount reimbursement

                                  (vii)   to the Class M-4 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (viii)  to the Class M-4 Certificates, their
                                          realized loss amount reimbursement

                                  (ix)    to the Class M-5 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (x)     to the Class M-5 Certificates, their
                                          realized loss amount reimbursement

                                  (xi)    to the Class M-6 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (xii)   to the Class M-6 Certificates, their
                                          realized loss amount reimbursement

                                  (xiii)  to the Class B-1 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (xiv)   to the Class B-1 Certificates, their
                                          realized loss amount reimbursement;

                                  (xv)    to the Class B-2 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (xvi)   to the Class B-2 Certificates, their
                                          realized loss amount reimbursement;

                                  (xvii)  to the Class B-3 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (xviii) to the Class B-3 Certificates, their
                                          realized loss amount reimbursement;

                                  (xix)   to the Class B-4 Certificates, their
                                          Unpaid Interest Shortfall;

                                  (xx)    to the Class B-4 Certificates, their
                                          realized loss amount reimbursement;

                                  (xxi)   (A) from any available Class A
                                          Certificates Interest Rate Cap
                                          Payments to the Class A Certificates
                                          up to their respective unpaid Basis
                                          Risk Carry Forward Amount, (B) from
                                          any available Class M Certificates
                                          Interest Rate Cap Payments to the
                                          Class M Certificates up to their
                                          respective unpaid Basis Risk Carry
                                          Forward Amounts, and (C) from any
                                          available Class B Certificates
                                          Interest Rate Cap Payments to the
                                          Class B Certificates up to their
                                          respective unpaid Basis Risk Carry
                                          Forward Amounts;

                                  (xxii)  pro rata, to the Class A-1 and Class A
                                          Sequential Certificates, any Basis
                                          Risk Carry Forward Amount for such
                                          classes remaining unpaid; and

                                  (xxiii) sequentially, to the Class M-1, M-2,
                                          M-3, M-4, M-5, M-6, B-1, B-2, B-3 and
                                          B-4 Certificates, in such order, any
                                          Basis Risk Carry Forward Amount for
                                          such classes remaining unpaid.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 11

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS A, M, AND B BASIS RISK      As to any Distribution Date, the supplemental
CARRY FORWARD AMOUNT:             interest amount for the Class A, M-1, M-2,
                                  M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4
                                  Certificates equals the sum of:

                                  (i)     the excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at the respective
                                          Pass-Through Rate (without regard to
                                          the Net WAC Cap) over interest due
                                          such Certificates at a rate equal to
                                          the Net WAC Cap;

                                  (ii)    any respective Basis Risk Carry
                                          Forward Amount remaining unpaid from
                                          prior Distribution Dates; and

                                  (iii)   interest on the amount in clause (ii)
                                          at the respective Pass-Through Rate
                                          (without regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:      Any funds in the Pre-Funding Accounts not used
                                  to purchase additional Mortgage Loans during
                                  the Pre-Funding Period will be paid to the
                                  Class A-1 and Class A Sequential Certificates
                                  on a pro rata basis.

INTEREST REMITTANCE AMOUNT:       For any Distribution Date, the portion of
                                  available funds for such Distribution Date
                                  attributable to interest received or advanced
                                  on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:     For any Distribution Date and each class of
                                  Offered Certificates and Class B-4
                                  Certificates, equals the amount of interest
                                  accrued during the related interest accrual
                                  period at the related Pass-Through Rate,
                                  reduced by that class share of prepayment
                                  interest shortfalls and any shortfalls
                                  resulting from the application of the
                                  Servicemembers Civil Relief Act or similar
                                  state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:    On any Distribution Date, the sum of (i) the
                                  Basic Principal Distribution Amount and (ii)
                                  the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION      On any Distribution Date, the excess of (i)
AMOUNT:                           the aggregate Principal Remittance Amount over
                                  (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:      On any Distribution Date, the sum of (i) all
                                  scheduled payments of principal collected or
                                  advanced on the Mortgage Loans during the
                                  prior Due Period, (ii) the principal portion
                                  of all partial and full prepayments received
                                  during the month prior to the month during
                                  which such Distribution Date occurs, (iii) the
                                  principal portion of all net liquidation
                                  proceeds and net insurance proceeds received
                                  during the month prior to the month during
                                  which such Distribution Date occurs, (iv) the
                                  principal portion of repurchased Mortgage
                                  Loans with respect to such Distribution Date,
                                  (v) the principal portion of substitution
                                  adjustments received in connection with the
                                  substitution of a Mortgage Loan with respect
                                  to such Distribution Date, and (vi) the
                                  principal portion of the termination price if
                                  the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:      For any Distribution Date is the amount of
                                  funds available for distribution on such
                                  Distribution Date remaining after making all
                                  payments of interest and principal to the
                                  Certificates.

EXTRA PRINCIPAL DISTRIBUTION      For any Distribution Date, the lesser of (i)
AMOUNT:                           the excess of (x) interest collected or
                                  advanced on the Mortgage Loans during the
                                  related Due Period (less fees and
                                  reimbursements owed to the Servicer and the
                                  Trustee), over (y) the sum of interest
                                  distribution on the Certificates on such
                                  Distribution Date and (ii) the amount by which
                                  the overcollateralization is deficient for
                                  such Distribution Date.

EXCESS SUBORDINATED AMOUNT:       For any Distribution Date, means the excess,
                                  if any of (i) the overcollateralization over
                                  (ii) the required overcollateralization for
                                  such Distribution Date.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 12

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS A PRINCIPAL DISTRIBUTION    For any Distribution Date, an amount equal to
AMOUNT:                           the excess of (x) the Certificate Principal
                                  Balance of the Class A Certificates
                                  immediately prior to such Distribution Date
                                  over (y) the lesser of (A) the product of (i)
                                  approximately 61.20% and (ii) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period and (B)
                                  the excess, if any, of the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period minus
                                  approximately $3,538,928.

CLASS M-1 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date) and (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 69.20% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

CLASS M-2 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (iii) the Certificate Principal Balance of
                                  the Class M-2 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately 75.60%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

CLASS M-3 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), and (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 79.50% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

CLASS M-4 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (v) the Certificate Principal Balance of
                                  the Class M-4 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately 83.20%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 13

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS M-5 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class M-4 Certificates (after taking
                                  into account the payment of the Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date) and (vi) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 86.50% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

CLASS M-6 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class M-4 Certificates (after taking
                                  into account the payment of the Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates (after taking into account the
                                  payment of the Class M-5 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (vii) the Certificate Principal Balance of
                                  the Class M-6 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately 89.40%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 14

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS B-1 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class M-4 Certificates (after taking
                                  into account the payment of the Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates (after taking into account the
                                  payment of the Class M-5 Principal
                                  Distribution Amount on such Distribution
                                  Date), (vii) the Certificate Principal Balance
                                  of the Class M-6 Certificates (after taking
                                  into account the payment of the Class M-6
                                  Principal Distribution Amount on such
                                  Distribution Date) and (viii) the Certificate
                                  Principal Balance of the Class B-1
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 92.10% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

CLASS B-2 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class M-4 Certificates (after taking
                                  into account the payment of the Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates (after taking into account the
                                  payment of the Class M-5 Principal
                                  Distribution Amount on such Distribution
                                  Date), (vii) the Certificate Principal Balance
                                  of the Class M-6 Certificates (after taking
                                  into account the payment of the Class M-6
                                  Principal Distribution Amount on such
                                  Distribution Date), (viii) the Certificate
                                  Principal Balance of the Class B-1
                                  Certificates (after taking into account the
                                  payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (ix) the Certificate Principal Balance of
                                  the Class B-2 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately 94.30%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 15

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

CLASS B-3 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class M-4 Certificates (after taking
                                  into account the payment of the Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates (after taking into account the
                                  payment of the Class M-5 Principal
                                  Distribution Amount on such Distribution
                                  Date), (vii) the Certificate Principal Balance
                                  of the Class M-6 Certificates (after taking
                                  into account the payment of the Class M-6
                                  Principal Distribution Amount on such
                                  Distribution Date), (viii) the Certificate
                                  Principal Balance of the Class B-1
                                  Certificates (after taking into account the
                                  payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (ix) the Certificate Principal Balance
                                  of the Class B-2 Certificates (after taking
                                  into account the payment of the Class B-2
                                  Principal Distribution Amount on such
                                  Distribution Date) and (x) the Certificate
                                  Principal Balance of the Class B-3
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 95.80% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

CLASS B-4 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class M-4 Certificates (after taking
                                  into account the payment of the Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates (after taking into account the
                                  payment of the Class M-5 Principal
                                  Distribution Amount on such Distribution
                                  Date), (vii) the Certificate Principal Balance
                                  of the Class M-6 Certificates (after taking
                                  into account the payment of the Class M-6
                                  Principal Distribution Amount on such
                                  Distribution Date), (viii) the Certificate
                                  Principal Balance of the Class B-1
                                  Certificates (after taking into account the
                                  payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (ix) the Certificate Principal Balance
                                  of the Class B-2 Certificates (after taking
                                  into account the payment of the Class B-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (x) the Certificate
                                  Principal Balance of the Class B-3
                                  Certificates (after taking into account the
                                  payment of the Class B-3 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (xi) the Certificate Principal Balance of
                                  the Class B-4 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately 97.80%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,538,928.

TRUST TAX STATUS:                 REMIC.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 16

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                        TRANSACTION HIGHLIGHTS (CONT'D)

ERISA ELIGIBILITY:                Subject to the considerations in the
                                  Prospectus, the Offered Certificates are ERISA
                                  eligible.

SMMEA ELIGIBILITY:                It is anticipated that none of the Offered
                                  Certificates will be SMMEA eligible.

PROSPECTUS:                       The Offered Certificates are being offered
                                  pursuant to a prospectus supplemented by a
                                  prospectus supplement (together, the
                                  "Prospectus"). Complete information with
                                  respect to the Offered Certificates and the
                                  collateral securing them is contained in the
                                  Prospectus. The information herein is
                                  qualified in its entirety by the information
                                  appearing in the Prospectus. To the extent
                                  that the information herein is inconsistent
                                  with the Prospectus, the Prospectus shall
                                  govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the
                                  purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                  FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                  BE CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                  IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 17

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                              SENSITIVITY ANALYSIS

------------------------------------------------------------------------------------------------------------------------------------

                                                               TO 10% CALL
        ----------------------------------------------------------------------------------------------------------------------------
        % OF PPC                  50              60             75             100            125            150            175
------------------------------------------------------------------------------------------------------------------------------------

A-1     WAL                      4.90            4.10           3.27           2.37           1.73           1.25           1.02
        FIRST PAYMENT DATE     3/25/2005      3/25/2005       3/25/2005      3/25/2005      3/25/2005      3/25/2005      3/25/2005
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2007
        MATURITY WINDOW         1 - 172        1 - 145         1 - 116        1 - 85         1 - 66         1 - 53         1 - 31
------------------------------------------------------------------------------------------------------------------------------------
A-2     WAL                      1.36            1.14           0.92           0.69           0.55           0.45           0.38
        FIRST PAYMENT DATE     3/25/2005      3/25/2005       3/25/2005      3/25/2005      3/25/2005      3/25/2005      3/25/2005
        EXPECTED FINAL        12/25/2007      6/25/2007      12/25/2006      7/25/2006      3/25/2006      1/25/2006     11/25/2005
        MATURITY WINDOW         1 - 34          1 - 28         1 - 22         1 - 17         1 - 13         1 - 11          1 - 9
------------------------------------------------------------------------------------------------------------------------------------
A-3     WAL                      6.10            5.10           4.06           2.89           2.02           1.59           1.31
        FIRST PAYMENT DATE    12/25/2007      6/25/2007      12/25/2006      7/25/2006      3/25/2006      1/25/2006     11/25/2005
        EXPECTED FINAL        11/25/2017      11/25/2015      9/25/2013      5/25/2011     12/25/2009      8/25/2007      3/25/2007
        MATURITY WINDOW        34 - 153        28 - 129       22 - 103        17 - 75        13 - 58        11 - 30        9 - 25
------------------------------------------------------------------------------------------------------------------------------------
A-4     WAL                      14.13          11.92           9.53           6.99           5.43           3.06           2.33
        FIRST PAYMENT DATE    11/25/2017      11/25/2015      9/25/2013      5/25/2011     12/25/2009      8/25/2007      3/25/2007
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2007
        MATURITY WINDOW        153 - 172      129 - 145       103 - 116       75 - 85        58 - 66        30 - 53        25 - 31
------------------------------------------------------------------------------------------------------------------------------------
M-1     WAL                      9.49            7.96           6.35           4.92           4.59           4.42           3.52
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      8/25/2008      2/25/2009      7/25/2009      9/25/2007
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
------------------------------------------------------------------------------------------------------------------------------------
M-2     WAL                      9.49            7.96           6.35           4.87           4.33           4.38           3.59
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      6/25/2008     10/25/2008      4/25/2009      9/25/2008
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        40 - 85        44 - 66        50 - 53        43 - 43
------------------------------------------------------------------------------------------------------------------------------------
M-3     WAL                      9.49            7.96           6.35           4.84           4.20           4.12           3.56
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      6/25/2008      9/25/2008      1/25/2009      7/25/2008
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        40 - 85        43 - 66        47 - 53        41 - 43
------------------------------------------------------------------------------------------------------------------------------------
M-4     WAL                      9.49            7.96           6.35           4.81           4.13           3.93           3.39
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      5/25/2008      7/25/2008     10/25/2008      5/25/2008
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        39 - 85        41 - 66        44 - 53        39 - 43
------------------------------------------------------------------------------------------------------------------------------------
M-5     WAL                      9.49            7.96           6.35           4.80           4.07           3.80           3.25
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      4/25/2008      6/25/2008      8/25/2008      3/25/2008
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        38 - 85        40 - 66        42 - 53        37 - 43
------------------------------------------------------------------------------------------------------------------------------------
M-6     WAL                      9.49            7.96           6.35           4.79           4.03           3.70           3.16
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      4/25/2008      5/25/2008      7/25/2008      1/25/2008
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        38 - 85        39 - 66        41 - 53        35 - 43
------------------------------------------------------------------------------------------------------------------------------------
B-1     WAL                      9.49            7.96           6.35           4.79           4.01           3.63           3.08
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      3/25/2008      4/25/2008      5/25/2008     12/25/2007
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        37 - 85        38 - 66        39 - 53        34 - 43
------------------------------------------------------------------------------------------------------------------------------------
B-2     WAL                      9.49            7.96           6.35           4.77           3.97           3.58           3.03
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      3/25/2008      4/25/2008      4/25/2008     11/25/2007
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        37 - 85        38 - 66        38 - 53        33 - 43
------------------------------------------------------------------------------------------------------------------------------------
B-3     WAL                      9.43            7.92           6.31           4.74           3.95           3.51           2.97
        FIRST PAYMENT DATE     9/25/2009      12/25/2008      3/25/2008      3/25/2008      3/25/2008      4/25/2008     11/25/2007
        EXPECTED FINAL         6/25/2019      3/25/2017      10/25/2014      3/25/2012      8/25/2010      7/25/2009      9/25/2008
        MATURITY WINDOW        55 - 172        46 - 145       37 - 116        37 - 85        37 - 66        38 - 53        33 - 43
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 18

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)

------------------------------------------------------------------------------------------------------------------------------------

                                                                TO MATURITY
        ----------------------------------------------------------------------------------------------------------------------------
        % OF PPC                   50              60             75             100            125            150            175
------------------------------------------------------------------------------------------------------------------------------------

A-1     WAL                       5.23            4.42           3.55           2.58           1.90           1.32           1.02
        FIRST PAYMENT DATE      3/25/2005      3/25/2005       3/25/2005      3/25/2005      3/25/2005      3/25/2005      3/25/2005
        EXPECTED FINAL         10/25/2031      7/25/2029      11/25/2025     11/25/2020      8/25/2017      3/25/2015      9/25/2007
        MATURITY WINDOW          1 - 320        1 - 293         1 - 249        1 - 189        1 - 150        1 - 121        1 - 31
------------------------------------------------------------------------------------------------------------------------------------
A-2     WAL                       1.36            1.14           0.92           0.69           0.55           0.45           0.38
        FIRST PAYMENT DATE      3/25/2005      3/25/2005       3/25/2005      3/25/2005      3/25/2005      3/25/2005      3/25/2005
        EXPECTED FINAL         12/25/2007      6/25/2007      12/25/2006      7/25/2006      3/25/2006      1/25/2006     11/25/2005
        MATURITY WINDOW           1 - 34          1 - 28         1 - 22         1 - 17         1 - 13         1 - 11          1 - 9
------------------------------------------------------------------------------------------------------------------------------------
A-3     WAL                       6.10            5.10           4.06           2.89           2.02           1.59           1.31
        FIRST PAYMENT DATE     12/25/2007      6/25/2007      12/25/2006      7/25/2006      3/25/2006      1/25/2006     11/25/2005
        EXPECTED FINAL         11/25/2017      11/25/2015      9/25/2013      5/25/2011     12/25/2009      8/25/2007      3/25/2007
        MATURITY WINDOW         34 - 153        28 - 129       22 - 103        17 - 75        13 - 58        11 - 30        9 - 25
------------------------------------------------------------------------------------------------------------------------------------
A-4     WAL                       17.44          15.05           12.25          9.11           7.08           3.77           2.33
        FIRST PAYMENT DATE     11/25/2017      11/25/2015      9/25/2013      5/25/2011     12/25/2009      8/25/2007      3/25/2007
        EXPECTED FINAL         10/25/2031      7/25/2029      11/25/2025     11/25/2020      8/25/2017      3/25/2015      9/25/2007
        MATURITY WINDOW         153 - 320      129 - 293       103 - 249      75 - 189       58 - 150       30 - 121        25 - 31
------------------------------------------------------------------------------------------------------------------------------------
M-1     WAL                       10.32           8.74           7.02           5.44           4.99           5.90           5.66
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      8/25/2008      2/25/2009      1/25/2010      9/25/2007
        EXPECTED FINAL         12/25/2028      3/25/2026       7/25/2022      5/25/2018      6/25/2015      5/25/2013      5/25/2013
        MATURITY WINDOW         55 - 286        46 - 253       37 - 209       42 - 159       48 - 124        59 - 99        31 - 99
------------------------------------------------------------------------------------------------------------------------------------
M-2     WAL                       10.29           8.71           6.99           5.36           4.71           4.79           4.29
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      6/25/2008     10/25/2008      4/25/2009     11/25/2008
        EXPECTED FINAL          2/25/2028      4/25/2025       9/25/2021      9/25/2017     11/25/2014     12/25/2012      7/25/2011
        MATURITY WINDOW         55 - 276        46 - 242       37 - 199       40 - 151       44 - 117        50 - 94        45 - 77
------------------------------------------------------------------------------------------------------------------------------------
M-3     WAL                       10.25           8.67           6.96           5.31           4.57           4.41           3.84
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      6/25/2008      9/25/2008      1/25/2009      7/25/2008
        EXPECTED FINAL          2/25/2027      4/25/2024      10/25/2020     12/25/2016      5/25/2014      7/25/2012      3/25/2011
        MATURITY WINDOW         55 - 264        46 - 230       37 - 188       40 - 142       43 - 111        47 - 89        41 - 73
------------------------------------------------------------------------------------------------------------------------------------
M-4     WAL                       10.21           8.63           6.93           5.26           4.47           4.20           3.63
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      5/25/2008      7/25/2008     10/25/2008      5/25/2008
        EXPECTED FINAL          5/25/2026      7/25/2023       2/25/2020      6/25/2016     12/25/2013      3/25/2012     12/25/2010
        MATURITY WINDOW         55 - 255        46 - 221       37 - 180       39 - 136       41 - 106        44 - 85        39 - 70
------------------------------------------------------------------------------------------------------------------------------------
M-5     WAL                       10.15           8.58           6.89           5.21           4.39           4.05           3.47
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      4/25/2008      6/25/2008      8/25/2008      3/25/2008
        EXPECTED FINAL          6/25/2025      9/25/2022       8/25/2019     11/25/2015      6/25/2013     10/25/2011      8/25/2010
        MATURITY WINDOW         55 - 244        46 - 211       37 - 174       38 - 129       40 - 100        42 - 80        37 - 66
------------------------------------------------------------------------------------------------------------------------------------
M-6     WAL                       10.07           8.50           6.82           5.15           4.31           3.92           3.34
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      4/25/2008      5/25/2008      7/25/2008      1/25/2008
        EXPECTED FINAL          6/25/2024      9/25/2021      10/25/2018      3/25/2015     12/25/2012      5/25/2011      4/25/2010
        MATURITY WINDOW         55 - 232        46 - 199       37 - 164       38 - 121        39 - 94        41 - 75        35 - 62
------------------------------------------------------------------------------------------------------------------------------------
B-1     WAL                       9.94            8.39           6.72           5.07           4.22           3.80           3.23
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      3/25/2008      4/25/2008      5/25/2008     12/25/2007
        EXPECTED FINAL          3/25/2023      8/25/2020      10/25/2017      7/25/2014      5/25/2012     12/25/2010     11/25/2009
        MATURITY WINDOW         55 - 217        46 - 186       37 - 152       37 - 113        38 - 87        39 - 70        34 - 57
------------------------------------------------------------------------------------------------------------------------------------
B-2     WAL                       9.73            8.22           6.56           4.93           4.10           3.67           3.11
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      3/25/2008      4/25/2008      4/25/2008     11/25/2007
        EXPECTED FINAL          9/25/2021      6/25/2019       8/25/2016      8/25/2013      9/25/2011      5/25/2010      6/25/2009
        MATURITY WINDOW         55 - 199        46 - 172       37 - 138       37 - 102        38 - 79        38 - 63        33 - 52
------------------------------------------------------------------------------------------------------------------------------------
B-3     WAL                       9.46            7.95           6.34           4.76           3.96           3.52           2.98
        FIRST PAYMENT DATE      9/25/2009      12/25/2008      3/25/2008      3/25/2008      3/25/2008      4/25/2008     11/25/2007
        EXPECTED FINAL         12/25/2019      11/25/2017      5/25/2015      8/25/2012     12/25/2010     10/25/2009     12/25/2008
        MATURITY WINDOW         55 - 178        46 - 153       37 - 123        37 - 90        37 - 70        38 - 56        33 - 46
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 19

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)

-----------------------------------------------------------------   ---------------------------------------------------------------
       TO 10% CALL                                                           TO MATURITY
       ----------------------------------------------------------           -------------------------------------------------------
       % OF CPR                 20           25           30                % OF CPR                 20          25         30
-----------------------------------------------------------------   ---------------------------------------------------------------

 A-1   WAL                     3.34         2.61         2.08        A-1    WAL                     3.62        2.84       2.26
       FIRST PAYMENT DATE    3/25/2005    3/25/2005   3/25/2005             FIRST PAYMENT DATE    3/25/2005  3/25/2005   3/25/2005
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        5/25/2026  6/25/2022   6/25/2019
       MATURITY WINDOW        1 - 119      1 - 94       1 - 77              MATURITY WINDOW        1 - 255    1 - 208     1 - 172
-----------------------------------------------------------------   ---------------------------------------------------------------
 A-2   WAL                     0.92         0.73         0.61        A-2    WAL                     0.92        0.73       0.61
       FIRST PAYMENT DATE    3/25/2005    3/25/2005   3/25/2005             FIRST PAYMENT DATE    3/25/2005  3/25/2005   3/25/2005
       EXPECTED FINAL        1/25/2007    8/25/2006   5/25/2006             EXPECTED FINAL        1/25/2007  8/25/2006   5/25/2006
       MATURITY WINDOW        1 - 23       1 - 18       1 - 15              MATURITY WINDOW         1 - 23      1 - 18     1 - 15
-----------------------------------------------------------------   ---------------------------------------------------------------
 A-3   WAL                     4.15         3.22         2.49        A-3    WAL                     4.15        3.22       2.49
       FIRST PAYMENT DATE    1/25/2007    8/25/2006   5/25/2006             FIRST PAYMENT DATE    1/25/2007  8/25/2006   5/25/2006
       EXPECTED FINAL       11/25/2013    1/25/2012   10/25/2010            EXPECTED FINAL        11/25/2013 1/25/2012   10/25/2010
       MATURITY WINDOW       23 - 105      18 - 83     15 - 68              MATURITY WINDOW        23 - 105    18 - 83     15 - 68
-----------------------------------------------------------------   ---------------------------------------------------------------
 A-4   WAL                     9.77         7.72         6.32        A-4    WAL                     12.55       9.98       8.17
       FIRST PAYMENT DATE   11/25/2013    1/25/2012   10/25/2010            FIRST PAYMENT DATE    11/25/2013 1/25/2012   10/25/2010
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        5/25/2026  6/25/2022   6/25/2019
       MATURITY WINDOW       105 - 119     83 - 94     68 - 77              MATURITY WINDOW       105 -  255  83 - 208   68 - 172
-----------------------------------------------------------------   ---------------------------------------------------------------
 M-1   WAL                     6.50         5.26         4.69        M-1    WAL                     7.18        5.81       5.14
       FIRST PAYMENT DATE    3/25/2008    6/25/2008   10/25/2008            FIRST PAYMENT DATE    3/25/2008  6/25/2008   10/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        1/25/2023  7/25/2019   12/25/2016
       MATURITY WINDOW       37 - 119      40 - 94     44 - 77              MATURITY WINDOW       37 - 215    40 - 173   44 - 142
-----------------------------------------------------------------   ---------------------------------------------------------------
 M-2   WAL                     6.50         5.23         4.57        M-2    WAL                     7.15        5.76       5.00
       FIRST PAYMENT DATE    3/25/2008    5/25/2008   8/25/2008             FIRST PAYMENT DATE    3/25/2008  5/25/2008   8/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        3/25/2022  11/25/2018  5/25/2016
       MATURITY WINDOW       37 - 119      39 - 94     42 - 77              MATURITY WINDOW       37 - 205    39 - 165   42 - 135
-----------------------------------------------------------------   ---------------------------------------------------------------
 M-3   WAL                     6.50         5.21         4.51        M-3    WAL                     7.12        5.72       4.92
       FIRST PAYMENT DATE    3/25/2008    5/25/2008   7/25/2008             FIRST PAYMENT DATE    3/25/2008  5/25/2008   7/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        4/25/2021  2/25/2018   10/25/2015
       MATURITY WINDOW       37 - 119      39 - 94     41 - 77              MATURITY WINDOW       37 - 194    39 - 156   41 - 128
-----------------------------------------------------------------   ---------------------------------------------------------------
 M-4   WAL                     6.50         5.20         4.47        M-4    WAL                     7.09        5.68       4.86
       FIRST PAYMENT DATE    3/25/2008    4/25/2008   6/25/2008             FIRST PAYMENT DATE    3/25/2008  4/25/2008   6/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        8/25/2020  7/25/2017   4/25/2015
       MATURITY WINDOW       37 - 119      38 - 94     40 - 77              MATURITY WINDOW       37 - 186    38 - 149   40 - 122
-----------------------------------------------------------------   ---------------------------------------------------------------
 M-5   WAL                     6.50         5.20         4.45        M-5    WAL                     7.04        5.63       4.80
       FIRST PAYMENT DATE    3/25/2008    4/25/2008   5/25/2008             FIRST PAYMENT DATE    3/25/2008  4/25/2008   5/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        11/25/2019 11/25/2016  10/25/2014
       MATURITY WINDOW       37 - 119      38 - 94     39 - 77              MATURITY WINDOW       37 - 177    38 - 141   39 - 116
-----------------------------------------------------------------   ---------------------------------------------------------------
 M-6   WAL                     6.50         5.20         4.43        M-6    WAL                     6.98        5.58       4.73
       FIRST PAYMENT DATE    3/25/2008    3/25/2008   4/25/2008             FIRST PAYMENT DATE    3/25/2008  3/25/2008   4/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        1/25/2019  3/25/2016   3/25/2014
       MATURITY WINDOW       37 - 119      37 - 94     38 - 77              MATURITY WINDOW        37 - 167    37 - 133   38 - 109
-----------------------------------------------------------------   ---------------------------------------------------------------
 B-1   WAL                     6.50         5.18         4.40        B-1    WAL                     6.87        5.48       4.64
       FIRST PAYMENT DATE    3/25/2008    3/25/2008   4/25/2008             FIRST PAYMENT DATE    3/25/2008  3/25/2008   4/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        2/25/2018  6/25/2015   7/25/2013
       MATURITY WINDOW       37 - 119      37 - 94     38 - 77              MATURITY WINDOW        37 - 156    37 - 124   38 - 101
-----------------------------------------------------------------   ---------------------------------------------------------------
 B-2   WAL                     6.50         5.18         4.40        B-2    WAL                     6.71        5.35       4.53
       FIRST PAYMENT DATE    3/25/2008    3/25/2008   3/25/2008             FIRST PAYMENT DATE    3/25/2008  3/25/2008   3/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        12/25/2016 6/25/2014   9/25/2012
       MATURITY WINDOW       37 - 119      37 - 94     37 - 77              MATURITY WINDOW        37 - 142    37 - 112    37 - 91
-----------------------------------------------------------------   ---------------------------------------------------------------
 B-3   WAL                     6.46         5.15         4.34        B-3    WAL                     6.48        5.17       4.36
       FIRST PAYMENT DATE    3/25/2008    3/25/2008   3/25/2008             FIRST PAYMENT DATE    3/25/2008  3/25/2008   3/25/2008
       EXPECTED FINAL        1/25/2015   12/25/2012   7/25/2011             EXPECTED FINAL        7/25/2015  5/25/2013   11/25/2011
       MATURITY WINDOW       37 - 119      37 - 94     37 - 77              MATURITY WINDOW        37 - 125    37 - 99     37 - 81
-----------------------------------------------------------------   ---------------------------------------------------------------

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 20

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
        A-1      A-2       A-3       A-4       M-1       M-2       M-3       M-4       M-5      M-6       B-1       B-2       B-3
PERIOD  CAP%     CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%     CAP%      CAP%      CAP%      CAP%
------  ----     ----      ----      ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
       ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/
         360      360       360       360       360       360       360       360       360       360      360       360       360

   1     (3)      (3)       (3)       (3)       (3)       (3)       (3)       (3)       (3)       (3)      (3)       (3)       (3)
   2     (3)      (3)       (3)       (3)       (3)       (3)       (3)       (3)       (3)       (3)      (3)       (3)       (3)
   3     (3)      (3)       (3)       (3)       (3)       (3)       (3)       (3)       (3)       (3)      (3)       (3)       (3)
   4    9.90      9.90      9.90      9.90      9.25      9.25      9.25      9.25      9.25     9.25      9.25      9.25      9.25
   5    10.13    10.13     10.13     10.13      9.47      9.47      9.47      9.47      9.47     9.47      9.47      9.47      9.47
   6    9.91      9.91      9.91      9.91      9.26      9.26      9.26      9.26      9.26     9.26      9.26      9.26      9.26
   7    9.92      9.92      9.92      9.92      9.26      9.26      9.26      9.26      9.26     9.26      9.26      9.26      9.26
   8    10.15    10.15     10.15     10.15      9.48      9.48      9.48      9.48      9.48     9.48      9.48      9.48      9.48
   9    9.93      9.93      9.93      9.93      9.26      9.26      9.26      9.26      9.26     9.26      9.26      9.26      9.26
  10    10.16    10.16     10.16     10.16      9.48      9.48      9.48      9.48      9.48     9.48      9.48      9.48      9.48
  11    9.95      9.95      9.95      9.95      9.28      9.28      9.28      9.28      9.28     9.28      9.28      9.28      9.28
  12    9.96      9.96      9.96      9.96      9.28      9.28      9.28      9.28      9.28     9.28      9.28      9.28      9.28
  13    10.70    10.70     10.70     10.70     10.00     10.00     10.00     10.00     10.00     10.00    10.00     10.00     10.00
  14    9.97      9.97      9.97      9.97      9.28      9.28      9.28      9.28      9.28     9.28      9.28      9.28      9.28
  15    10.21    10.21     10.21     10.21      9.51      9.51      9.51      9.51      9.51     9.51      9.51      9.51      9.51
  16    9.99      9.99      9.99      9.99      9.28      9.28      9.28      9.28      9.28     9.28      9.28      9.28      9.28
  17    10.23    10.23     10.23     10.23      9.52      9.52      9.52      9.52      9.52     9.52      9.52      9.52      9.52
  18    10.01      -       10.01     10.01      9.30      9.30      9.30      9.30      9.30     9.30      9.30      9.30      9.30
  19    10.02      -       10.02     10.02      9.30      9.30      9.30      9.30      9.30     9.30      9.30      9.30      9.30
  20    10.26      -       10.26     10.26      9.52      9.52      9.52      9.52      9.52     9.52      9.52      9.52      9.52
  21    10.38      -       10.38     10.38      9.63      9.63      9.63      9.63      9.63     9.63      9.63      9.63      9.63
  22    10.02      -       10.02     10.02      9.62      9.62      9.62      9.62      9.62     9.62      9.62      9.62      9.62
  23    10.01      -       10.01     10.01      9.60      9.60      9.60      9.60      9.60     9.60      9.60      9.60      9.60
  24    10.03      -       10.03     10.03      9.60      9.60      9.60      9.60      9.60     9.60      9.60      9.60      9.60
  25    11.01      -       11.01     11.01     10.55     10.55     10.55     10.55     10.55     10.55    10.55     10.55     10.55
  26    10.05      -       10.05     10.05      9.60      9.60      9.60      9.60      9.60     9.60      9.60      9.60      9.60
  27    10.63      -       10.63     10.63     10.15     10.15     10.15     10.15     10.15     10.15    10.15     10.15     10.15
  28    10.03      -       10.03     10.03      9.67      9.67      9.67      9.67      9.67     9.67      9.67      9.67      9.67
  29    10.49      -       10.49     10.49     10.09     10.09     10.09     10.09     10.09     10.09    10.09     10.09     10.09
  30    10.17      -       10.17     10.17      9.77      9.77      9.77      9.77      9.77     9.77      9.77      9.77      9.77
  31    10.19      -       10.19     10.19      9.77      9.77      9.77      9.77      9.77     9.77      9.77      9.77      9.77
  32    10.61      -       10.61     10.61     10.16     10.16     10.16     10.16     10.16     10.16    10.16     10.16     10.16
  33    10.55      -       10.55     10.55     10.07     10.07     10.07     10.07     10.07     10.07    10.07     10.07     10.07
  34    11.70      -       11.70     11.70     11.15     11.15     11.15     11.15     11.15     11.15    11.15     11.15     11.15
  35    11.46      -       11.46     11.46     10.89     10.89     10.89     10.89     10.89     10.89    10.89     10.89     10.89
  36    11.49      -       11.49     11.49     10.89     10.89     10.89     10.89     10.89     10.89    10.89     10.89     10.89
  37    30.71      -       30.71     30.71     11.64     11.64     11.64     11.64     11.64     11.64    11.64     11.64     11.64
  38    12.74      -       12.74     12.74     10.93     10.93     10.93     10.93     10.93     10.93    10.93     10.93     10.93
  39    13.37      -       13.37     13.37     11.53     11.53     11.53     11.53     11.53     11.53    11.53     11.53     11.53
  40    13.48      -       13.48     13.48     11.72     11.72     11.72     11.72     11.72     11.72    11.72     11.72     11.72

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 21

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
        A-1      A-2       A-3       A-4       M-1       M-2       M-3       M-4       M-5      M-6       B-1       B-2       B-3
PERIOD  CAP%     CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%     CAP%      CAP%      CAP%      CAP%
------  ----     ----      ----      ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
       ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/
         360      360       360       360       360       360       360       360       360       360      360       360       360

  41    13.98      -       13.98     13.98     12.21     12.21     12.21     12.21     12.21     12.21    12.21     12.21     12.21
  42    13.48      -       13.48     13.48     11.81     11.81     11.81     11.81     11.81     11.81    11.81     11.81     11.81
  43    13.43      -       13.43     13.43     11.81     11.81     11.81     11.81     11.81     11.81    11.81     11.81     11.81
  44    13.88      -       13.88     13.88     12.24     12.24     12.24     12.24     12.24     12.24    12.24     12.24     12.24
  45    13.43      -       13.43     13.43     11.89     11.89     11.89     11.89     11.89     11.89    11.89     11.89     11.89
  46    13.93      -       13.93     13.93     12.34     12.34     12.34     12.34     12.34     12.34    12.34     12.34     12.34
  47    13.51      -       13.51     13.51     11.97     11.97     11.97     11.97     11.97     11.97    11.97     11.97     11.97
  48    13.51      -       13.51     13.51     11.96     11.96     11.96     11.96     11.96     11.96    11.96     11.96     11.96
  49    14.95      -       14.95     14.95     13.24     13.24     13.24     13.24     13.24     13.24    13.24     13.24     13.24
  50    13.54      -       13.54     13.54     12.00     12.00     12.00     12.00     12.00     12.00    12.00     12.00     12.00
  51    13.99      -       13.99     13.99     12.40     12.40     12.40     12.40     12.40     12.40    12.40     12.40     12.40
  52    13.58      -       13.58     13.58     12.04     12.04     12.04     12.04     12.04     12.04    12.04     12.04     12.04
  53    14.03      -       14.03     14.03     12.44     12.44     12.44     12.44     12.44     12.44    12.44     12.44     12.44
  54    13.58      -       13.58     13.58     12.03     12.03     12.03     12.03     12.03     12.03    12.03     12.03     12.03
  55    13.58      -       13.58     13.58     12.03     12.03     12.03     12.03     12.03     12.03    12.03     12.03     12.03
  56    13.27      -       13.27     13.27     12.45     12.45     12.45     12.45     12.45     12.45    12.45     12.45     12.45
  57    12.49      -       12.49     12.49     12.05     12.05     12.05     12.05     12.05     12.05    12.05     12.05     12.05
  58    12.95      -       12.95     12.95     12.48     12.48     12.48     12.48     12.48     12.48    12.48     12.48     12.48
  59    12.55      -       12.55     12.55     12.08     12.08     12.08     12.08     12.08     12.08    12.08     12.08     12.08
  60    12.56      -       12.56     12.56     12.08     12.08     12.08     12.08     12.08     12.08    12.08     12.08     12.08
  61    13.91      -       13.91     13.91     13.37     13.37     13.37     13.37     13.37     13.37    13.37     13.37     13.37
  62    12.58      -       12.58     12.58     12.07     12.07     12.07     12.07     12.07     12.07    12.07     12.07     12.07
  63    13.01      -       13.01     13.01     12.47     12.47     12.47     12.47     12.47     12.47    12.47     12.47     12.47
  64    12.61      -       12.61     12.61     12.07     12.07     12.07     12.07     12.07     12.07    12.07     12.07     12.07
  65    13.04      -       13.04     13.04     12.47     12.47     12.47     12.47     12.47     12.47    12.47     12.47     12.47
  66    12.63      -       12.63     12.63     12.07     12.07     12.07     12.07     12.07     12.07    12.07     12.07     12.07
  67    12.65      -       12.65     12.65     12.07     12.07     12.07     12.07     12.07     12.07    12.07     12.07     12.07
  68    13.08      -       13.08     13.08     12.47     12.47     12.47     12.47     12.47     12.47    12.47     12.47     12.47
  69    12.67      -       12.67     12.67     12.06     12.06     12.06     12.06     12.06     12.06    12.06     12.06     12.06
  70    13.12      -       13.12     13.12     12.47     12.47     12.47     12.47     12.47     12.47    12.47     12.47     12.47
  71    12.71      -       12.71     12.71     12.06     12.06     12.06     12.06     12.06     12.06    12.06     12.06     12.06
  72    12.72      -       12.72     12.72     12.06     12.06     12.06     12.06     12.06     12.06    12.06     12.06     12.06
  73    14.10      -       14.10     14.10     13.35     13.35     13.35     13.35     13.35     13.35    13.35     13.35     13.35
  74    12.75      -       12.75     12.75     12.05     12.05     12.05     12.05     12.05     12.05    12.05     12.05     12.05
  75    13.20      -       13.20     13.20     12.45     12.45     12.45     12.45     12.45     12.45    12.45     12.45     12.45
  76    12.79      -       12.79     12.79     12.05     12.05     12.05     12.05     12.05     12.05    12.05     12.05     12.05
  77    13.24      -         -       13.24     12.45     12.45     12.45     12.45     12.45     12.45    12.45     12.45     12.45
  78    12.83      -         -       12.83     12.05     12.05     12.05     12.05     12.05     12.05    12.05     12.05     12.05
  79    12.85      -         -       12.85     12.05     12.05     12.05     12.05     12.05     12.05    12.05     12.05     12.05
  80    13.29      -         -       13.29     12.44     12.44     12.44     12.44     12.44     12.44    12.44     12.44     12.44
  81    12.88      -         -       12.88     12.04     12.04     12.04     12.04     12.04     12.04    12.04     12.04     12.04

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 22

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
        A-1      A-2       A-3       A-4       M-1       M-2       M-3       M-4       M-5      M-6       B-1       B-2       B-3
PERIOD  CAP%     CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%     CAP%      CAP%      CAP%      CAP%
------  ----     ----      ----      ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
       ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/
         360      360       360       360       360       360       360       360       360       360      360       360       360

  82    13.33      -         -       13.33     12.44     12.44     12.44     12.44     12.44     12.44    12.44     12.44     12.44
  83    12.92      -         -       12.92     12.03     12.03     12.03     12.03     12.03     12.03    12.03     12.03     12.03
  84    12.95      -         -       12.95     12.03     12.03     12.03     12.03     12.03     12.03    12.03     12.03     12.03
  85    13.86      -         -       13.86     12.86     12.86     12.86     12.86     12.86     12.86    12.86     12.86     12.86
  86    12.99      -         -       12.99     12.02     12.02     12.02     12.02     12.02     12.02    12.02     12.02     12.02
  87    13.45      -         -       13.45     12.42     12.42     12.42     12.42     12.42     12.42    12.42     12.42     12.42
  88    13.04      -         -       13.04     12.02     12.02     12.02     12.02     12.02     12.02    12.02     12.02     12.02
  89    13.50      -         -       13.50     12.41     12.41     12.41     12.41     12.41     12.41    12.41     12.41     12.41
  90    13.09      -         -       13.09     12.01     12.01     12.01     12.01     12.01     12.01    12.01     12.01     12.01
  91    13.11      -         -       13.11     12.01     12.01     12.01     12.01     12.01     12.01    12.01     12.01     12.01
  92    13.58      -         -       13.58     12.40     12.40     12.40     12.40     12.40     12.40    12.40     12.40       -
  93    13.17      -         -       13.17     12.00     12.00     12.00     12.00     12.00     12.00    12.00     12.00       -
  94    13.64      -         -       13.64     12.40     12.40     12.40     12.40     12.40     12.40    12.40     12.40       -
  95    13.23      -         -       13.23     11.99     11.99     11.99     11.99     11.99     11.99    11.99     11.99       -
  96    13.26      -         -       13.26     11.99     11.99     11.99     11.99     11.99     11.99    11.99     11.99       -
  97    14.71      -         -       14.71     13.27     13.27     13.27     13.27     13.27     13.27    13.27     13.27       -
  98    13.32      -         -       13.32     11.98     11.98     11.98     11.98     11.98     11.98    11.98     11.98       -
  99    13.80      -         -       13.80     12.38     12.38     12.38     12.38     12.38     12.38    12.38     12.38       -
  100   13.39      -         -       13.39     11.98     11.98     11.98     11.98     11.98     11.98    11.98     11.98       -
  101   13.87      -         -       13.87     12.37     12.37     12.37     12.37     12.37     12.37    12.37     12.37       -
  102   13.46      -         -       13.46     11.97     11.97     11.97     11.97     11.97     11.97    11.97     11.97       -
  103   13.50      -         -       13.50     11.97     11.97     11.97     11.97     11.97     11.97    11.97     11.97       -
  104   13.99      -         -       13.99     12.36     12.36     12.36     12.36     12.36     12.36    12.36       -         -
  105   13.57      -         -       13.57     11.96     11.96     11.96     11.96     11.96     11.96    11.96       -         -
  106   14.07      -         -       14.07     12.36     12.36     12.36     12.36     12.36     12.36    12.36       -         -
  107   13.66      -         -       13.66     11.96     11.96     11.96     11.96     11.96     11.96    11.96       -         -
  108   13.70      -         -       13.70     11.95     11.95     11.95     11.95     11.95     11.95    11.95       -         -
  109   15.22      -         -       15.22     13.23     13.23     13.23     13.23     13.23     13.23    13.23       -         -
  110   13.79      -         -       13.79     11.95     11.95     11.95     11.95     11.95     11.95    11.95       -         -
  111   14.30      -         -       14.30     12.34     12.34     12.34     12.34     12.34     12.34    12.34       -         -
  112   13.89      -         -       13.89     11.94     11.94     11.94     11.94     11.94     11.94    11.94       -         -
  113   14.40      -         -       14.40     12.33     12.33     12.33     12.33     12.33     12.33    12.33       -         -
  114   13.99      -         -       13.99     11.93     11.93     11.93     11.93     11.93     11.93    11.93       -         -
  115   14.04      -         -       14.04     11.93     11.93     11.93     11.93     11.93     11.93      -         -         -
  116   14.57      -         -       14.57     12.32     12.32     12.32     12.32     12.32     12.32      -         -         -
  117   14.15      -         -       14.15     11.92     11.92     11.92     11.92     11.92     11.92      -         -         -
  118   14.69      -         -       14.69     12.32     12.32     12.32     12.32     12.32     12.32      -         -         -
  119   14.27      -         -       14.27     11.92     11.92     11.92     11.92     11.92     11.92      -         -         -
  120   14.33      -         -       14.33     11.91     11.91     11.91     11.91     11.91     11.91      -         -         -
  121   15.94      -         -       15.94     13.19     13.19     13.19     13.19     13.19     13.19      -         -         -
  122   14.46      -         -       14.46     11.91     11.91     11.91     11.91     11.91     11.91      -         -         -

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 23

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
        A-1      A-2       A-3       A-4       M-1       M-2       M-3       M-4       M-5      M-6       B-1       B-2       B-3
PERIOD  CAP%     CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%     CAP%      CAP%      CAP%      CAP%
------  ----     ----      ----      ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
       ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/
         360      360       360       360       360       360       360       360       360       360      360       360       360

  123   15.01      -         -       15.01     12.30     12.30     12.30     12.30     12.30     12.30      -         -         -
  124   14.60      -         -       14.60     11.90     11.90     11.90     11.90     11.90       -        -         -         -
  125   15.16      -         -       15.16     12.29     12.29     12.29     12.29     12.29       -        -         -         -
  126   14.74      -         -       14.74     11.89     11.89     11.89     11.89     11.89       -        -         -         -
  127   14.82      -         -       14.82     11.89     11.89     11.89     11.89     11.89       -        -         -         -
  128   15.39      -         -       15.39     12.28     12.28     12.28     12.28     12.28       -        -         -         -
  129   14.97      -         -       14.97     11.88     11.88     11.88     11.88     11.88       -        -         -         -
  130   15.56      -         -       15.56     12.28     12.28     12.28     12.28     12.28       -        -         -         -
  131   15.14      -         -       15.14     11.88     11.88     11.88     11.88       -         -        -         -         -
  132   15.23      -         -       15.23     11.88     11.88     11.88     11.88       -         -        -         -         -
  133   16.37      -         -       16.37     12.69     12.69     12.69     12.69       -         -        -         -         -
  134   15.41      -         -       15.41     11.87     11.87     11.87     11.87       -         -        -         -         -
  135   16.02      -         -       16.02     12.26     12.26     12.26     12.26       -         -        -         -         -
  136   15.60      -         -       15.60     11.86     11.86     11.86     11.86       -         -        -         -         -
  137   16.22      -         -       16.22     12.25     12.25     12.25     12.25       -         -        -         -         -
  138   15.80      -         -       15.80     11.86     11.86     11.86     11.86       -         -        -         -         -
  139   15.91      -         -       15.91     11.85     11.85     11.85       -         -         -        -         -         -
  140   16.55      -         -       16.55     12.24     12.24     12.24       -         -         -        -         -         -
  141   16.13      -         -       16.13     11.85     11.85     11.85       -         -         -        -         -         -
  142   16.79      -         -       16.79     12.24     12.24     12.24       -         -         -        -         -         -
  143   16.37      -         -       16.37     11.84     11.84     11.84       -         -         -        -         -         -
  144   16.49      -         -       16.49     11.84     11.84     11.84       -         -         -        -         -         -
  145   18.40      -         -       18.40     13.10     13.10       -         -         -         -        -         -         -
  146   16.75      -         -       16.75     11.83     11.83       -         -         -         -        -         -         -
  147   17.44      -         -       17.44     12.22     12.22       -         -         -         -        -         -         -
  148   17.02      -         -       17.02     11.82     11.82       -         -         -         -        -         -         -
  149   17.73      -         -       17.73     12.22     12.22       -         -         -         -        -         -         -
  150   17.30      -         -       17.30     11.82     11.82       -         -         -         -        -         -         -
  151   17.45      -         -       17.45     11.81     11.81       -         -         -         -        -         -         -
  152   18.19      -         -       18.19     12.21     12.21       -         -         -         -        -         -         -
  153   17.77      -         -       17.77     11.81       -         -         -         -         -        -         -         -
  154   18.53      -         -       18.53     12.20       -         -         -         -         -        -         -         -
  155   18.10      -         -       18.10     11.80       -         -         -         -         -        -         -         -
  156   18.27      -         -       18.27     11.80       -         -         -         -         -        -         -         -
  157   20.42      -         -       20.42     13.06       -         -         -         -         -        -         -         -
  158   18.63      -         -       18.63     11.79       -         -         -         -         -        -         -         -
  159   19.45      -         -       19.45     12.18       -         -         -         -         -        -         -         -
  160   19.01      -         -       19.01     11.79       -         -         -         -         -        -         -         -
  161   19.85      -         -       19.85     12.18       -         -         -         -         -        -         -         -
  162   19.53      -         -       19.53       -         -         -         -         -         -        -         -         -
  163   19.89      -         -       19.89       -         -         -         -         -         -        -         -         -

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 24

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
        A-1      A-2       A-3       A-4       M-1       M-2       M-3       M-4       M-5      M-6       B-1       B-2       B-3
PERIOD  CAP%     CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%      CAP%     CAP%      CAP%      CAP%      CAP%
------  ----     ----      ----      ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
       ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/   ACTUAL/  ACTUAL/   ACTUAL/   ACTUAL/
         360      360       360       360       360       360       360       360       360       360      360       360       360

  164   20.96      -         -       20.96       -         -         -         -         -         -        -         -         -
  165   20.70      -         -       20.70       -         -         -         -         -         -        -         -         -
  166   21.86      -         -       21.86       -         -         -         -         -         -        -         -         -
  167   21.64      -         -       21.64       -         -         -         -         -         -        -         -         -
  168   22.16      -         -       22.16       -         -         -         -         -         -        -         -         -
  169   25.17      -         -       25.17       -         -         -         -         -         -        -         -         -
  170   23.35      -         -       23.35       -         -         -         -         -         -        -         -         -
  171   24.82      -         -       24.82       -         -         -         -         -         -        -         -         -
  172   24.75      -         -       24.75       -         -         -         -         -         -        -         -         -
  173   26.40      -         -       26.40       -         -         -         -         -         -        -         -         -
  174   26.43      -         -       26.43       -         -         -         -         -         -        -         -         -
  175   27.40      -         -       27.40       -         -         -         -         -         -        -         -         -
  176   29.52      -         -       29.52       -         -         -         -         -         -        -         -         -
  177   29.77      -         -       29.77       -         -         -         -         -         -        -         -         -
  178   32.99      -         -       32.99       -         -         -         -         -         -        -         -         -
  179   37.97      -         -       37.97       -         -         -         -         -         -        -         -         -
  180   40.53      -         -       40.53       -         -         -         -         -         -        -         -         -
  181   46.55      -         -       46.55       -         -         -         -         -         -        -         -         -
  182   47.17      -         -       47.17       -         -         -         -         -         -        -         -         -
  183   53.31      -         -       53.31       -         -         -         -         -         -        -         -         -
  184   57.10      -         -       57.10       -         -         -         -         -         -        -         -         -
  185   66.31      -         -       66.31       -         -         -         -         -         -        -         -         -
  186   73.55      -         -       73.55       -         -         -         -         -         -        -         -         -
  187   86.60      -         -       86.60       -         -         -         -         -         -        -         -         -
  188  109.51      -         -       109.51      -         -         -         -         -         -        -         -         -
  189  137.74      -         -       137.74      -         -         -         -         -         -        -         -         -
  190  205.95      -         -       205.95      -         -         -         -         -         -        -         -         -
  191  369.54      -         -       369.54      -         -         -         -         -         -        -         -         -
  192     *        -         -         *         -         -         -         -         -         -        -         -         -

*    In period 192, the Class A-1 Certificate has an approximate beginning balance of $4,777 and is paid approximately $43,255 in interest and the
     Class A-4 Certificate has an approximate beginning balance of $8,848 and is paid approximately $80,125 in interest.

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 25

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           INTEREST RATE CAP SCHEDULES

-----------------------------------------    ----------------------------------------     -----------------------------------------
     CLASS A CERTIFICATES INTEREST                CLASS M CERTIFICATES INTEREST                CLASS B CERTIFICATES INTEREST
               RATE CAP                                     RATE CAP                                     RATE CAP
           Notional      Strike  Ceiling               Notional      Strike  Ceiling               Notional       Strike  Ceiling
Period   Balance ($)       (%)     (%)       Period  Balance ($)       (%)     (%)        Period  Balance ($)       (%)     (%)
-----------------------------------------    ----------------------------------------     -----------------------------------------

   1    570,475,000.00     6.65    9.75        1    99,797,000.00      6.15    8.70         1    29,728,000.00      4.70    7.25
   2    555,638,792.50     6.65    9.75        2    99,797,000.00      6.15    8.70         2    29,728,000.00      4.70    7.25
   3    540,077,219.05     6.65    9.75        3    99,797,000.00      6.15    8.70         3    29,728,000.00      4.70    7.25
   4    523,797,601.29     6.65    9.75        4    99,797,000.00      6.15    8.70         4    29,728,000.00      4.70    7.25
   5    506,806,922.52     6.65    9.75        5    99,797,000.00      6.15    8.70         5    29,728,000.00      4.70    7.25
   6    490,177,811.57     6.65    9.75        6    99,797,000.00      6.15    8.70         6    29,728,000.00      4.70    7.25
   7    473,900,719.06     6.65    9.75        7    99,797,000.00      6.15    8.70         7    29,728,000.00      4.70    7.25
   8    457,965,875.04     6.65    9.75        8    99,797,000.00      6.15    8.70         8    29,728,000.00      4.70    7.25
   9    442,364,512.56     6.65    9.75        9    99,797,000.00      6.15    8.70         9    29,728,000.00      4.70    7.25
   10   427,088,430.25     6.65    9.75        10   99,797,000.00      6.15    8.70        10    29,728,000.00      4.70    7.25
   11   412,131,754.16     6.65    9.75        11   99,797,000.00      6.15    8.70        11    29,728,000.00      4.70    7.25
   12   397,492,308.66     6.65    9.75        12   99,797,000.00      6.15    8.70        12    29,728,000.00      4.70    7.25
   13   383,166,220.14     6.65    9.75        13   99,797,000.00      6.15    8.70        13    29,728,000.00      4.70    7.25
   14   369,195,577.26     6.65    9.75        14   99,797,000.00      6.15    8.70        14    29,728,000.00      4.70    7.25
   15   355,576,795.46     6.65    9.75        15   99,797,000.00      6.15    8.70        15    29,728,000.00      4.70    7.25
   16   342,323,375.22     6.65    9.75        16   99,797,000.00      6.15    8.70        16    29,728,000.00      4.70    7.25
   17   329,425,779.57     6.65    9.75        17   99,797,000.00      6.15    8.70        17    29,728,000.00      4.70    7.25
   18   316,874,480.70     6.65    9.75        18   99,797,000.00      6.15    8.70        18    29,728,000.00      4.70    7.25
   19   304,660,173.98     6.65    9.75        19   99,797,000.00      6.15    8.70        19    29,728,000.00      4.70    7.25
   20   292,773,801.28     6.65    9.75        20   99,797,000.00      6.15    8.70        20    29,728,000.00      4.70    7.25
   21   281,206,561.04     6.65    9.75        21   99,797,000.00      6.15    8.70        21    29,728,000.00      4.70    7.25
   22   269,902,991.01     8.80    9.75        22   99,797,000.00      8.15    8.95        22    29,728,000.00      6.70    7.50
   23   258,959,172.38     8.80    9.75        23   99,797,000.00      8.15    8.95        23    29,728,000.00      6.70    7.50
   24   248,308,454.09     8.80    9.75        24   99,797,000.00      8.15    8.95        24    29,728,000.00      6.70    7.50
   25   237,943,295.85     8.80    9.75        25   99,797,000.00      8.15    8.95        25    29,728,000.00      6.70    7.50
   26   227,856,046.69     8.80    9.75        26   99,797,000.00      8.15    8.95        26    29,728,000.00      6.70    7.50
   27   218,039,260.64     8.80    9.75        27   99,797,000.00      8.15    8.95        27    29,728,000.00      6.70    7.50
   28          -             -      -          28         -             -       -          28          -             -        -
-----------------------------------------    ----------------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 26

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                      DESCRIPTION OF THE TOTAL COLLATERAL
                               COLLATERAL SUMMARY

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                   SUMMARY STATISTICS      RANGE (IF APPLICABLE)
                                                   ------------------      ---------------------

NUMBER OF MORTGAGE LOANS:                                3,342

AGGREGATE CURRENT PRINCIPAL BALANCE:                  $584,523,723           $5,404 - $836,454
AVERAGE CURRENT PRINCIPAL BALANCE:                      $174,902

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                 $585,565,550           $5,500 - $840,000
AVERAGE ORIGINAL PRINCIPAL BALANCE:                     $175,214

1ST LIEN:                                                96.25%

WTD. AVG. MORTGAGE RATE:                                 7.434%              4.890% - 13.750%

WTD. AVG. ORIGINAL TERM TO MATURITY (MONTHS):             353                    60 - 360
WTD. AVG. REMAINING TERM TO MATURITY  (MONTHS):           350                    56 - 360

WTD. AVG. MARGIN (ARM LOANS ONLY):                       6.641%              2.196% - 10.990%

WTD. AVG. MAXIMUM MORTGAGE RATE
(ARM LOANS ONLY):                                       13.864%              8.250% - 18.990%

WTD. AVG. MINIMUM MORTGAGE RATE
(ARM LOANS ONLY):                                        7.313%              3.750% - 11.990%

WTD. AVG. COMBINED ORIGINAL LTV:                         80.76%               9.80% - 100.00%

WTD. AVG. BORROWER FICO:                                  629                   500 - 817

GEOGRAPHIC DISTRIBUTION (TOP 5):                              CA            47.87%
                                                              FL            13.66%
                                                              NY             3.86%
                                                              IL             3.10%
                                                              MD             2.82%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 27

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 January 27, 2005
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

                                 MORGAN STANLEY

    ASSET BACKED FINANCE
    --------------------

    Val Kay                                        212-761-2162

    Forchi Chen                                    212-761-2154

    Ryan Feeney                                    212-761-4246

    ABS SYNDICATE & TRADING
    -----------------------

    Jay Hallik                                     212-761-2252

    Rick Onkey                                     212-761-2122

    Vanessa Vanacker                               212-761-2016

    Josh Hollander                                 212-761-7373

                             RATING AGENCY CONTACTS

    STANDARD & POOR'S
    -----------------
    Dan Tegen                                      212-438-8432

    MOODY'S
    -------
    Joseph Grohotolski                             212-553-4619

    FITCH
    -----
    Mark Zelmanovich                               212-908-0259

    Sameer Tikoo                                   212-908-0616

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 28

                                 MORGAN STANLEY
                         IXIS REAL ESTATE CAPITAL TRUST
                                    2005-HE1
                                   ALL RECORDS

TABLE OF CONTENTS

1. Product Types
2. Originator
3. Lien Position
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Original Terms (Months)
7. Range of Remaining Terms (Months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy Type
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Prepayment Penalty Term
21. Range of Credit Scores

1.   PRODUCT TYPES

---------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER      DATE       CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL      DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE        TERM        LTV        FICO
PRODUCT TYPES                                         LOANS       ($)       BALANCE       (%)      (MONTHS)      (%)       SCORE
---------------------------------------------------------------------------------------------------------------------------------

Fixed - 5 Year                                           1       11,878       0.00      12.250         56       95.00        557
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                         11      249,934       0.04       9.843        116       65.35        611
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                         43    3,441,572       0.59       7.737        174       75.98        634
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                                         60    3,366,808       0.58       9.343        236       86.19        660
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year                                          4      298,345       0.05       8.043        298       80.59        631
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                        264   38,291,486       6.55       7.530        356       79.96        644
---------------------------------------------------------------------------------------------------------------------------------
Fixed Balloon - 15/30                                  293   16,158,515       2.76      10.368        177       96.57        666
---------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                            7    2,028,543       0.35       6.610        357       84.79        634
---------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Year/6 Month                                    20    4,697,100       0.80       7.103        358       84.13        608
---------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                                 1,826  307,352,680      52.58       7.715        357       79.71        602
---------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                                   160   27,607,070       4.72       7.303        357       80.13        603
---------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month                                    20    4,357,173       0.75       6.498        357       76.80        675
---------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 5 Year/6 Month                       4      871,495       0.15       6.783        355       91.58        690
---------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 2 Year/6 Month                     540  154,927,940      26.50       6.655        357       81.52        675
---------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 3 Year/6 Month                      80   18,864,856       3.23       6.758        356       80.30        658
---------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 6 Month                              1      195,900       0.03       7.490        352       79.96        578
---------------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed - 30 Year                            8    1,802,427       0.31       7.053        354       77.10        655
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342  584,523,723     100.00       7.434        350       80.76        629
---------------------------------------------------------------------------------------------------------------------------------

                       Top

2.   ORIGINATOR

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                                AGGREGATE   POOL BY    WEIGHTED               WEIGHTED
                                                                 CUT-OFF   AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                       NUMBER     DATE      CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                         OF     PRINCIPAL     DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                      MORTGAGE   BALANCE   PRINCIPAL     RATE        TERM        LTV        FICO
ORIGINATOR                                              LOANS      ($)      BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Chapel                                                  817   168,463,803      28.82       7.116        347       80.82        662
-----------------------------------------------------------------------------------------------------------------------------------
Encore                                                  432    95,899,395      16.41       7.076        354       80.79        615
-----------------------------------------------------------------------------------------------------------------------------------
Fremont                                                 344    61,504,190      10.52       7.366        355       80.18        607
-----------------------------------------------------------------------------------------------------------------------------------
Home Owners                                             554    59,788,364      10.23       9.013        354       79.67        596
-----------------------------------------------------------------------------------------------------------------------------------
Impac                                                   240    47,152,494       8.07       7.421        354       79.20        612
-----------------------------------------------------------------------------------------------------------------------------------
First Banc                                              273    45,463,983       7.78       7.249        349       81.90        629
-----------------------------------------------------------------------------------------------------------------------------------
Lenders Direct                                          286    36,970,101       6.32       7.638        337       83.40        634
-----------------------------------------------------------------------------------------------------------------------------------
Peoples Choice                                          131    22,364,637       3.83       7.725        353       83.29        623
-----------------------------------------------------------------------------------------------------------------------------------
Aegis                                                    74    10,488,636       1.79       6.635        320       76.59        650
-----------------------------------------------------------------------------------------------------------------------------------
BNC                                                      51     9,941,125       1.70       7.360        350       83.24        620
-----------------------------------------------------------------------------------------------------------------------------------
Platinum Capital                                         33     8,389,312       1.44       7.336        357       75.35        607
-----------------------------------------------------------------------------------------------------------------------------------
All State                                                37     7,112,395       1.22       7.965        357       76.28        596
-----------------------------------------------------------------------------------------------------------------------------------
Master Financial                                         43     6,670,956       1.14       7.627        354       89.05        663
-----------------------------------------------------------------------------------------------------------------------------------
Home Loan                                                25     4,149,040       0.71       6.847        355       80.17        640
-----------------------------------------------------------------------------------------------------------------------------------
Accredited                                                1       105,596       0.02       6.350        353       79.98        607
-----------------------------------------------------------------------------------------------------------------------------------
Resmae                                                    1        59,696       0.01       8.100        353       80.00        587
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                3,342   584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

                       Top

3.   LIEN POSITION

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE   POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF   AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                    NUMBER       DATE      CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                      OF       PRINCIPAL     DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                   MORTGAGE     BALANCE   PRINCIPAL     RATE        TERM        LTV        FICO
LIEN POSITION                                        LOANS        ($)      BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

1st Lien                                             2,925    562,596,783      96.25       7.312        355       80.12        628
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                               417     21,926,940       3.75      10.555        215       97.30        658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

                       Top

4.   RANGE OF GROSS INTEREST RATES (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
RANGE OF GROSS INTEREST RATES (%)                     LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

4.000 - 4.999                                            6      1,675,427       0.29       4.968        355       72.86        647
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                          229     57,557,716       9.85       5.752        351       77.79        671
-----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                          880    219,323,712      37.52       6.590        356       79.12        657
-----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                          816    158,529,890      27.12       7.530        355       81.60        612
-----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                          519     76,233,442      13.04       8.473        353       82.97        591
-----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                          388     39,039,768       6.68       9.555        336       82.85        583
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                        327     23,699,542       4.05      10.545        305       83.98        586
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                        133      6,836,380       1.17      11.370        247       89.39        612
-----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                         37      1,335,926       0.23      12.307        249       97.48        617
-----------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                          7        291,919       0.05      13.161        178       94.54        669
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.890
Maximum: 13.750
Weighted Average: 7.434

                       Top

5.   RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE   POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF   AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                   NUMBER        DATE      CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                     OF        PRINCIPAL     DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                  MORTGAGE      BALANCE   PRINCIPAL     RATE        TERM        LTV        FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)        LOANS         ($)      BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                                        63      1,197,043       0.20      11.154        180       97.19        643
-----------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  305     12,168,976       2.08      10.307        273       86.13        618
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                  401     25,110,182       4.30       9.267        314       83.53        611
-----------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                 373     32,732,727       5.60       8.609        335       81.11        610
-----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                                323     36,318,362       6.21       8.017        347       80.80        609
-----------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                                289     39,731,750       6.80       7.609        354       81.57        618
-----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                245     39,559,635       6.77       7.503        353       79.65        619
-----------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                                219     41,101,937       7.03       7.380        355       79.37        616
-----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                                197     42,016,327       7.19       7.392        356       80.85        615
-----------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                145     34,334,303       5.87       7.211        356       78.70        635
-----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                                126     33,130,107       5.67       7.114        357       78.33        625
-----------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                                119     34,247,393       5.86       6.961        353       81.44        651
-----------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                                102     31,882,745       5.45       7.065        355       78.95        629
-----------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                                 83     27,932,820       4.78       6.846        357       81.98        656
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                                 69     24,874,645       4.26       6.888        357       82.24        648
-----------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                                 85     32,996,678       5.65       6.817        357       81.88        646
-----------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                                 50     20,723,285       3.55       6.757        353       82.37        668
-----------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                                 43     18,904,702       3.23       6.821        357       81.47        644
-----------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                                 32     14,814,534       2.53       6.766        357       81.72        633
-----------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                                 24     11,824,061       2.02       7.024        356       81.06        641
-----------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00                                  9      4,623,237       0.79       7.378        357       75.99        603
-----------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00                                  9      4,822,672       0.83       7.125        358       82.54        665
-----------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00                                  9      5,071,925       0.87       6.879        358       73.84        640
-----------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00                                  6      3,550,049       0.61       7.184        356       77.64        652
-----------------------------------------------------------------------------------------------------------------------------------
600,000.01 >=                                           16     10,853,626       1.86       6.671        356       78.01        624
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 5,404
Maximum: 836,454
Average: 174,902

                       Top

6.   ORIGINAL TERMS (MONTHS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
ORIGINAL TERMS                                      MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
(MONTHS)                                              LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

60                                                        1        11,878       0.00      12.250         56       95.00        557
-----------------------------------------------------------------------------------------------------------------------------------
120                                                      11       249,934       0.04       9.843        116       65.35        611
-----------------------------------------------------------------------------------------------------------------------------------
180                                                     336    19,600,087       3.35       9.906        177       92.96        660
-----------------------------------------------------------------------------------------------------------------------------------
240                                                      60     3,366,808       0.58       9.343        236       86.19        660
-----------------------------------------------------------------------------------------------------------------------------------
300                                                       5       338,702       0.06       8.336        298       79.93        621
-----------------------------------------------------------------------------------------------------------------------------------
360                                                   2,929   560,956,314      95.97       7.335        357       80.31        628
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                3,342   584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 60
Maximum: 360
Weighted Average: 353

                       Top

7.   RANGE OF REMAINING TERMS (MONTHS)

--------------------------------------------------------------------------------------------------------------------------------
                                                                            % OF
                                                                          MORTGAGE
                                                            AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                             CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                 NUMBER       DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                   OF       PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF REMAINING TERMS                        MORTGAGE     BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
(MONTHS)                                          LOANS        ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------------

<= 60                                                 1         11,878       0.00      12.250         56       95.00        557
--------------------------------------------------------------------------------------------------------------------------------
61 - 120                                             11        249,934       0.04       9.843        116       65.35        611
--------------------------------------------------------------------------------------------------------------------------------
121 - 180                                           336     19,600,087       3.35       9.906        177       92.96        660
--------------------------------------------------------------------------------------------------------------------------------
181 - 240                                            60      3,366,808       0.58       9.343        236       86.19        660
--------------------------------------------------------------------------------------------------------------------------------
241 - 300                                             5        338,702       0.06       8.336        298       79.93        621
--------------------------------------------------------------------------------------------------------------------------------
301 - 360                                         2,929    560,956,314      95.97       7.335        357       80.31        628
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            3,342    584,523,723     100.00       7.434        350       80.76        629
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 56
Maximum: 360
Weighted Average: 350

                       Top

8.   RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                              AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                               CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                    NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                      OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS              MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
(%)                                                  LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
----------------------------------------------------------------------------------------------------------------------------------

<= 30.00                                               18      1,841,801       0.32       7.258        357       22.36        627
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                          25      3,008,379       0.51       7.449        349       37.04        606
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                          58      7,500,078       1.28       7.625        343       46.18        571
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                         111     18,582,418       3.18       7.501        356       56.00        585
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                         309     53,184,071       9.10       7.573        353       66.70        591
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                       1,281    264,866,590      45.31       6.996        355       78.88        642
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                         872    166,861,087      28.55       7.552        355       87.25        620
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                        668     68,679,298      11.75       8.697        316       97.10        653
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              3,342    584,523,723     100.00       7.434        350       80.76        629
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 9.80
Maximum: 100.00
Weighted Average by Original Balance: 80.76
Weighted Average by Current Balance: 80.76

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9.   RANGE OF GROSS MARGINS (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                         MORTGAGE
                                                           AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                            CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                 NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                   OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
RANGE OF GROSS MARGINS (%)                        LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                    684     63,620,965      10.88       8.357        293       84.16        650
--------------------------------------------------------------------------------------------------------------------------------
<= 5.000                                             91     19,288,043       3.30       6.725        356       81.70        659
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                       181     36,489,604       6.24       7.006        356       79.65        628
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                       501    114,536,380      19.59       6.782        357       80.20        630
--------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                       415     90,714,036      15.52       6.908        357       80.66        652
--------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                       742    159,904,255      27.36       7.272        357       79.60        626
--------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                       191     36,746,540       6.29       7.725        357       81.50        622
--------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                       101     18,061,376       3.09       8.200        358       82.26        600
--------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                        99     13,903,381       2.38       8.781        357       81.92        592
--------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                        67      8,919,076       1.53       9.209        358       83.79        582
--------------------------------------------------------------------------------------------------------------------------------
=>9.001                                             270     22,340,065       3.82      10.114        357       79.28        555
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            3,342    584,523,723     100.00       7.434        350       80.76        629
--------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 2.196
Non-Fixed Rate Maximum: 10.990
Non-Fixed Rate Weighted Average: 6.641

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10.  RANGE OF MINIMUM MORTGAGE RATES (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF
                                                                        MORTGAGE
                                                          AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                           CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                 NUMBER     DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                   OF     PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                MORTGAGE   BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
RANGE OF MINIMUM MORTGAGE RATES (%)               LOANS      ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                   684     63,620,965      10.88       8.357        293       84.16        650
-------------------------------------------------------------------------------------------------------------------------------
<= 5.000                                            12      2,551,961       0.44       5.645        355       76.38        665
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                       34      9,797,379       1.68       5.419        357       77.82        673
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                      172     43,053,196       7.37       5.871        357       78.61        669
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                      326     84,835,774      14.51       6.337        357       78.69        671
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                      514    124,857,866      21.36       6.814        357       79.70        646
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                      330     72,223,948      12.36       7.322        356       81.98        621
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                      388     69,675,355      11.92       7.817        357       81.53        596
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                      228     38,024,169       6.51       8.269        357       84.84        595
-------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                      208     29,159,933       4.99       8.774        357       81.24        579
-------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                      111     15,486,088       2.65       9.287        357       81.72        569
-------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                     156     16,477,872       2.82       9.791        357       79.02        561
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                                     92      7,247,445       1.24      10.297        357       78.25        546
-------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                                     70      5,997,107       1.03      10.749        357       75.42        544
-------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                     12        951,076       0.16      11.027        357       66.13        527
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                      5        563,589       0.10      11.805        358       65.18        514
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,342    584,523,723     100.00       7.434        350       80.76        629
-------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 3.750
Non-Fixed Rate Maximum: 11.990
Non-Fixed Rate Weighted Average: 7.313

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11.  RANGE OF MAXIMUM LOAN RATES (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                         MORTGAGE
                                                           AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                            CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                 NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                   OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
RANGE OF MAXIMUM LOAN RATES (%)                   LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                    684     63,620,965      10.88       8.357        293       84.16        650
--------------------------------------------------------------------------------------------------------------------------------
<= 13.000                                           536    134,422,973      23.00       6.297        357       77.90        663
--------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                     349     83,168,809      14.23       6.709        356       79.72        645
--------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                     502    109,629,511      18.76       7.095        356       80.94        630
--------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                                     314     61,404,777      10.51       7.607        357       83.22        620
--------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                                     329     54,150,720       9.26       8.106        357       82.00        596
--------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500                                     184     30,052,749       5.14       8.644        357       84.12        585
--------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                                     216     25,478,007       4.36       9.282        357       81.25        568
--------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                                     114     10,940,247       1.87       9.739        357       79.05        551
--------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                                      78      7,508,521       1.28      10.327        357       75.97        543
--------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                                      20      2,102,354       0.36      10.607        358       72.91        535
--------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                                       9      1,352,248       0.23      10.825        356       70.78        551
--------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                                       2        128,253       0.02      10.898        359       66.20        508
--------------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                                       5        563,589       0.10      11.805        358       65.18        514
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            3,342    584,523,723     100.00       7.434        350       80.76        629
--------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 8.250
Non-Fixed Rate Maximum: 18.990
Non-Fixed Rate Weighted Average: 13.864

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12.  INITIAL PERIODIC CAP (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                              AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                               CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER     DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF     PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE   BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
INITIAL PERIODIC CAP (%)                              LOANS      ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                       684     63,620,965      10.88       8.357        293       84.16        650
-----------------------------------------------------------------------------------------------------------------------------------
1                                                       24      4,409,664       0.75       7.139        355       80.07        648
-----------------------------------------------------------------------------------------------------------------------------------
1.5                                                    257     70,304,814      12.03       6.802        356       81.17        676
-----------------------------------------------------------------------------------------------------------------------------------
2                                                      216     41,606,965       7.12       7.119        356       82.79        622
-----------------------------------------------------------------------------------------------------------------------------------
3                                                    2,155    403,136,330      68.97       7.437        357       79.95        618
-----------------------------------------------------------------------------------------------------------------------------------
6                                                        6      1,444,985       0.25       6.687        356       80.87        688
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 6.000
Non-Fixed Rate Weighted Average: 2.709

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13.  SUBSEQUENT PERIODIC CAP (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
SUBSEQUENT PERIODIC CAP (%)                           LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                      684      63,620,965      10.88       8.357        293       84.16        650
-----------------------------------------------------------------------------------------------------------------------------------
1                                                   1,713     299,049,208      51.16       7.549        357       80.21        623
-----------------------------------------------------------------------------------------------------------------------------------
1.5                                                   629     147,920,073      25.31       6.976        356       80.71        644
-----------------------------------------------------------------------------------------------------------------------------------
2                                                     315      73,794,083      12.62       7.088        357       80.23        608
-----------------------------------------------------------------------------------------------------------------------------------
3                                                       1         139,394       0.02       8.500        353       46.67        574
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              3,342     584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 3.000
Non-Fixed Rate Weighted Average: 1.284

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14.  NEXT RATE ADJUSTMENT DATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                              AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                               CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                   NUMBER       DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                     OF       PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                  MORTGAGE     BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
NEXT RATE ADJUSTMENT DATES                          LOANS        ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                     684       63,620,965      10.88       8.357        293       84.16        650
-----------------------------------------------------------------------------------------------------------------------------------
Mar-05                                                 1          284,843       0.05       7.125        355       57.20        513
-----------------------------------------------------------------------------------------------------------------------------------
Jun-05                                                 4          841,962       0.14       7.628        357       84.86        635
-----------------------------------------------------------------------------------------------------------------------------------
Jul-05                                                 3        1,097,638       0.19       5.852        357       91.04        654
-----------------------------------------------------------------------------------------------------------------------------------
Oct-05                                                 1          239,386       0.04       8.290        356       75.00        556
-----------------------------------------------------------------------------------------------------------------------------------
Nov-05                                                 4        1,325,562       0.23       7.241        357       86.79        597
-----------------------------------------------------------------------------------------------------------------------------------
Dec-05                                                 6        1,188,163       0.20       7.025        358       87.16        585
-----------------------------------------------------------------------------------------------------------------------------------
Jan-06                                                 9        1,943,990       0.33       6.910        359       81.59        635
-----------------------------------------------------------------------------------------------------------------------------------
May-06                                                10        2,568,507       0.44       6.222        351       83.86        637
-----------------------------------------------------------------------------------------------------------------------------------
Jun-06                                                51       10,087,334       1.73       6.823        352       83.60        638
-----------------------------------------------------------------------------------------------------------------------------------
Jul-06                                               126       24,002,897       4.11       7.435        353       84.12        628
-----------------------------------------------------------------------------------------------------------------------------------
Aug-06                                               173       34,475,125       5.90       7.151        354       82.08        642
-----------------------------------------------------------------------------------------------------------------------------------
Sep-06                                               163       34,343,846       5.88       7.224        355       81.67        626
-----------------------------------------------------------------------------------------------------------------------------------
Oct-06                                               451       83,952,036      14.36       7.528        356       79.52        607
-----------------------------------------------------------------------------------------------------------------------------------
Nov-06                                               457       80,027,543      13.69       7.619        357       78.93        627
-----------------------------------------------------------------------------------------------------------------------------------
Dec-06                                               501       95,163,129      16.28       7.521        358       78.67        623
-----------------------------------------------------------------------------------------------------------------------------------
Jan-07                                               431       96,913,204      16.58       7.032        359       81.28        639
-----------------------------------------------------------------------------------------------------------------------------------
Feb-07                                                 3          747,000       0.13       7.124        360       80.00        703
-----------------------------------------------------------------------------------------------------------------------------------
May-07                                                 2          147,017       0.03       6.907        351       77.20        561
-----------------------------------------------------------------------------------------------------------------------------------
Jun-07                                                16        3,278,688       0.56       6.913        352       81.85        625
-----------------------------------------------------------------------------------------------------------------------------------
Jul-07                                                28        5,820,362       1.00       7.162        353       83.48        634
-----------------------------------------------------------------------------------------------------------------------------------
Aug-07                                                26        4,757,325       0.81       7.076        354       79.79        629
-----------------------------------------------------------------------------------------------------------------------------------
Sep-07                                                22        4,897,810       0.84       7.302        355       82.81        633
-----------------------------------------------------------------------------------------------------------------------------------
Oct-07                                                16        3,006,781       0.51       7.455        356       81.95        593
-----------------------------------------------------------------------------------------------------------------------------------
Nov-07                                                32        4,872,582       0.83       7.158        357       78.33        619
-----------------------------------------------------------------------------------------------------------------------------------
Dec-07                                                58       10,600,023       1.81       6.929        358       78.86        628
-----------------------------------------------------------------------------------------------------------------------------------
Jan-08                                                39        8,978,338       1.54       6.976        359       78.26        628
-----------------------------------------------------------------------------------------------------------------------------------
Feb-08                                                 1          113,000       0.02       8.375        360       84.96        501
-----------------------------------------------------------------------------------------------------------------------------------
Jun-09                                                 1          188,800       0.03       5.875        352       80.00        721
-----------------------------------------------------------------------------------------------------------------------------------
Jul-09                                                 1          147,714       0.03       7.500        353       90.00        671
-----------------------------------------------------------------------------------------------------------------------------------
Aug-09                                                 3          560,264       0.10       7.256        354       88.05        658
-----------------------------------------------------------------------------------------------------------------------------------
Sep-09                                                 1          161,680       0.03       6.650        355       85.00        626
-----------------------------------------------------------------------------------------------------------------------------------
Oct-09                                                 9        1,687,067       0.29       6.475        356       76.65        690
-----------------------------------------------------------------------------------------------------------------------------------
Nov-09                                                 2          709,924       0.12       6.173        357       80.00        674
-----------------------------------------------------------------------------------------------------------------------------------
Dec-09                                                 4        1,262,943       0.22       6.280        358       76.96        685
-----------------------------------------------------------------------------------------------------------------------------------
Jan-10                                                 3          510,277       0.09       7.115        359       77.72        640
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             3,342      584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: March 2005
Non-Fixed Rate Maximum: January 2010
Non-Fixed Rate Weighted Average: November 2006

                       Top

15.  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES       LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

California                                           1,121    279,814,680      47.87       6.991        349       79.35        644
-----------------------------------------------------------------------------------------------------------------------------------
Florida                                                593     79,824,621      13.66       7.634        349       82.82        630
-----------------------------------------------------------------------------------------------------------------------------------
New York                                                95     22,537,638       3.86       7.451        355       78.63        609
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                                               108     18,141,833       3.10       7.692        354       83.65        604
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                                                92     16,471,580       2.82       7.759        353       81.15        598
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                                  80     15,426,103       2.64       7.695        351       81.15        621
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                                                74     13,341,371       2.28       7.763        356       78.89        601
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                                                91      9,553,981       1.63       8.404        353       83.98        600
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                                              48      9,190,129       1.57       8.052        356       78.95        621
-----------------------------------------------------------------------------------------------------------------------------------
Washington                                              50      9,111,769       1.56       7.188        346       81.21        628
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                                                 74      8,997,471       1.54       8.468        353       81.91        603
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                                 73      8,379,816       1.43       7.858        347       83.39        625
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                                                  56      7,983,322       1.37       7.608        349       82.37        627
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                                                45      7,045,460       1.21       7.288        350       80.98        630
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                           35      7,007,976       1.20       7.355        338       76.58        609
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                  707     71,695,975      12.27       8.323        348       83.59        609
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 49

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16.  OCCUPANCY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                    NUMBER       DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                      OF       PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                   MORTGAGE     BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
OCCUPANCY TYPE                                       LOANS        ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Primary                                              3,149    555,679,453      95.07       7.420        350       80.78        628
-----------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                     174     26,032,060       4.45       7.680        353       80.07        653
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                                             19      2,812,209       0.48       7.930        356       82.70        637
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

                       Top

17.  PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                     NUMBER      DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
PROPERTY TYPE                                         LOANS       ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence                              2,650    452,261,110      77.37       7.453        350       80.75        626
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                               296     61,941,984      10.60       7.397        349       80.89        639
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                                            257     39,966,966       6.84       7.268        348       81.62        655
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                             138     30,265,952       5.18       7.452        354       79.53        634
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                     1         87,709       0.02       5.490        357       80.00        684
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

                       Top

18.  LOAN PURPOSE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                    NUMBER       DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                      OF       PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                   MORTGAGE     BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
LOAN PURPOSE                                         LOANS        ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout                                  1,718    297,490,368      50.89       7.616        352       78.18        601
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                             1,425    256,120,713      43.82       7.188        347       83.75        666
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                                  199     30,912,642       5.29       7.726        351       80.84        600
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

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19.  DOCUMENTATION LEVEL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                    NUMBER       DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                      OF       PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                   MORTGAGE     BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
DOCUMENTATION LEVEL                                  LOANS        ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                                 1,522    299,171,202      51.18       7.424        349       80.93        650
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   1,678    260,928,931      44.64       7.444        351       80.59        608
-----------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate Documentation                        137     23,450,626       4.01       7.433        350       79.98        596
-----------------------------------------------------------------------------------------------------------------------------------
No Ratio                                                 5        972,962       0.17       8.055        356       91.41        666
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342    584,523,723     100.00       7.434        350       80.76        629
-----------------------------------------------------------------------------------------------------------------------------------

                       Top

20.  PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                      NUMBER     DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                        OF     PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                     MORTGAGE   BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
PREPAYMENT PENALTY TERM                                LOANS      ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
-----------------------------------------------------------------------------------------------------------------------------------

No Prepayment Penalty                                   417    67,791,441      11.60       7.954        351       81.71        612
-----------------------------------------------------------------------------------------------------------------------------------
6 Months                                                  1        86,874       0.01      10.990        356      100.00        699
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                                               166    36,770,392       6.29       7.346        348       79.49        629
-----------------------------------------------------------------------------------------------------------------------------------
24 Months                                             2,228   395,696,509      67.70       7.402        352       80.93        630
-----------------------------------------------------------------------------------------------------------------------------------
36 Months                                               526    83,053,962      14.21       7.211        341       79.66        639
-----------------------------------------------------------------------------------------------------------------------------------
60 Months                                                 4     1,124,545       0.19       6.574        356       84.29        620
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                3,342   584,523,723     100.00       7.434        350       80.76        629
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21.  RANGE OF CREDIT SCORES

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                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED    AVERAGE
                                                    NUMBER       DATE        CUT-OFF      GROSS     AVERAGE    ORIGINAL    WEIGHTED
                                                      OF       PRINCIPAL       DATE     INTEREST   REMAINING   COMBINED    AVERAGE
                                                   MORTGAGE     BALANCE     PRINCIPAL     RATE        TERM        LTV        FICO
RANGE OF CREDIT SCORES                               LOANS        ($)        BALANCE       (%)      (MONTHS)      (%)       SCORE
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500 - 525                                             265      40,847,701       6.99       8.693        356       72.51        513
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526 - 550                                             279      40,396,196       6.91       8.557        355       74.94        538
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551 - 575                                             330      51,408,540       8.79       7.905        355       77.91        563
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576 - 600                                             396      69,083,885      11.82       7.496        353       80.85        589
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601 - 625                                             494      84,833,851      14.51       7.394        351       82.05        613
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626 - 650                                             464      84,156,156      14.40       7.248        349       82.90        638
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651 - 675                                             389      66,590,099      11.39       7.290        343       83.17        662
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676 - 700                                             292      52,159,913       8.92       6.959        340       82.54        687
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701 - 725                                             196      42,099,712       7.20       6.860        349       84.27        714
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726 - 750                                             121      26,655,568       4.56       6.552        350       81.68        738
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751 - 775                                              77      18,529,557       3.17       6.522        354       80.68        763
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776 - 800                                              34       6,941,370       1.19       6.520        343       80.42        785
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Above 800                                               5         821,175       0.14       6.271        354       81.65        808
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TOTAL:                                              3,342     584,523,723     100.00       7.434        350       80.76        629
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Minimum: 500
Maximum: 817
Weighted Average: 629

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